Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                  Xin Net Corp.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)Title of each class of securities to which transaction applies:

Common
-----------------------------------------------------------------

 2)Aggregate number of securities to which transaction applies:
21,360,010
-----------------------------------------------------------------

 3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
-----------------------------------------------------------------

 4)Proposed maximum aggregate value of transaction:
N/A
-----------------------------------------------------------------

                                  Xin Net Corp.
                             #830-789 W. Pender St.
                         Vancouver, B.C. Canada V6C 1H2

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON NOVEMBER ______, 2001

     Notice is hereby given that the Annual Meeting of Shareholders of Xin Net Corp., (hereinafter referred to as "the Company") will be held at #830-789 West Pender St., Vancouver, B.C. V6C 1H2, at 10:00 AM, local time, on November , 2001 for the following purposes:

        1. To elect seven directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

        2.    To approve an Employee Stock Award Plan for the Company.

        3. To ratify the designation of Clancy & Co. as Independent Accountants for the annual period ending December 31, 2001.

        4. To approve the "Assets Transfer Agreement" signed on June 22, 2001, which transfers Company ISP assets to Beijing Sino Soft Intel Information Technology Ltd.

        5. To authorize the spin out of shares of Xin Net International Corp., as a distribution by way of a dividend, pro-rata to the shareholders of the Company on the basis of one share of Xin Net International Corp. for each one share of the Company owned as of the record date for this meeting.

        6. To authorize the Board of Directors to change the name of Xin Net Corp. to a new name at the discretion of the Board of Directors.

        7. To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

     The Board of Directors has fixed the closing of business on October _____, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 and Interim Report for 2nd Quarter 2001 accompany this Notice of Annual Meeting and Proxy Statement.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign, and return the enclosed form of proxy in the accompanying pre-addressed envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the Meeting.

                                              /s/ Marc Hung
                                              ----------------------------------
                                              Xin Net Corp.
                                              Marc Hung, President

                                 PROXY STATEMENT

                                  Xin Net Corp.

                            #830-789 West Pender St.
                          Vancouver, BC Canada V6C 1H2

                                ANNUAL MEETING OF

                             SHAREHOLDERS TO BE HELD

                            On November ______, 2001

         This Proxy Statement is being furnished to the shareholders of Xin Net Corp., a Florida corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 10:00 AM, local time, November , 2001 at #830-789 West Pender Street, Vancouver, BC Canada. The Proxy Statement is first being sent or given to shareholders on or about October , 2001.

     PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.

                                  VOTING RIGHTS

         Stockholders of record of the Company as of the close of business on October , 2001 have the right to receive notice of and to vote at the Annual Meeting. On September 30, 2001, the Company had issued the outstanding 21,360,010 shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a minimum of ten percent (10%) of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

         The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

         In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instructions are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Ernest Cheung, Secretary, Xin Net Corp., #830-789 W. Pender St., Vancouver BC Canada V6C 1H2.

         HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING PRE-ADDRESSED ENVELOPE.

     The person named as proxy is Marc Hung, a director of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will not reimburse such persons for their expenses incurred in doing so.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

      No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No current officer or director or shareholder has any interest in any matter to be voted upon, except that all officers and directors may be deemed beneficiaries under the Employee Stock Award Plan proposed for adoption. Three
(3) of the nominees for election as directors are nominated by Protectserve Pacific Ltd. ("PSP"), a privately-owned Hong Kong company which Xin Net Corp. has acquired (please see narrative under proposal #5). These persons, namely Justin Kwei, Wilson Yim and Suzanne Yim, are the sole shareholders of PSP and stand to benefit from Xin Net Corp. shareholders' approval of Proposal #5, in that such approval will enable the closing of a formal agreement for Xin Net Corp. to acquire 100% ownership of PSP. This agreement has been executed on October 1, 2001 and has the potential, contingent on PSP net income for the 12-month period ending August 31, 2002, of giving to these three (3) persons a controlling majority of Xin Net Corp. shares.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, October _____, 2001 the total number of common shares outstanding and entitled to vote was 21,360,010.

         The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

     Stock transfer records will remain open. October ______, 2001 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

          The following table sets forth information as of September 30, 2001, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment are by such person.


Title             Name and                                    Amount and                Percent
of                Address of                                  Nature of                 of
Class             Beneficial Owner                            Beneficial Interest       Class
-----             ----------------                            -------------------       -----

Common             Xiao-qing Du
                   #2754 Adanac St.                           2,760,000                 12.9%
                   Vancouver, BC V5K 2M9

Common            Richco Investors, Inc.                      2,749,500                 12.9%
                  789 W. Pender St., #830
                  Vancouver, BC Canada V6C 1H2

Common            Ernest Cheung       (1)                     2,749,500                 12.9%
                  Secretary and Director
                  789 W. Pender St., #830
                  Vancouver, BC  Canada V6C 1H2

Common            Maurice Tsakok      (1)                     2,749,500                 12.9%
                  789 W. Pender St., #830
                  Vancouver, BC Canada V6C 1H2

Common            Marc Hung                                   118,000                   .5%
                  789 W. Pender St., #830
                  Vancouver, BC Canada V6C 1H2


Officers and Directors as a Group                             5,627,500                 26.3%


(1) Through Richco Investors, Inc. of which Ernest Cheung and Maurice Tsakok are officers, directors, and shareholders.

                          VOTING REQUIRED FOR APPROVAL

         I. Ten percent (10%) or more of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

         II. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

        III. The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to:

        -      elect the nominees for directors of the Company;

        -      to approve the Employee Stock Award Plan;

        - to ratify the designation of Clancy & Co. as Independent Accountants for the annual period ending December 31, 2001;

        - to approve the ISP "Assets Transfer Agreement" with Beijing Sino Soft Intel Information Technology Ltd. signed on June 22, 2001;

        - to authorize the spin out of shares of Xin Net International Corp., as a distribution by way of a dividend, pro-rata to the shareholders of the Company on the basis of one share of Xin Net International Corp. for each one share of the Company owned as of the record date for this meeting.

        - to change the name of the Company from Xin Net Corp. to a new name at the discretion of the Board of Directors.

        - and to transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.


               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

EXECUTIVE COMPENSATION

(a)  Officers' Compensation.

     Compensation paid by the Company for all services provided up to June 30, 2001(1) to each of the executive officers and (2) to all officers as a group.


                             SUMMARY COMPENSATION TABLE OF EXECUTIVES
                        Cash Compensation             Security Grants
---------------------------------------------------------------------------------------------------------------

Name and      Year  Salary  Bonus Annual      Restricted Securities   Long Term           LTIP      All Other
Principal                         Compensation Stock     Underlying   Compensation/       Payments  Compensation
Position                          /Other($)    Awards    Options/     Options
                                                         SARs(#)
                                                         (SHARES)
---------------------------------------------------------------------------------------------------------------
Xiao-qing Du
President of  1998  20,000    0           0     0         0                0              0              0
Infornet      1999  27,474    0      16,000     0    1,068,000(3)          0              0              0
Subsidiary    2000  30,000    0           0     0         0                0              0              0
              2001  16,042    0           0     0         0                0              0              0
              (CDN)
---------------------------------------------------------------------------------------------------------------
Marc Hung     1998       0    0           0     0         0                0              0              0
President     1999       0    0      17,500     0      262,000(2)         $4,500          0              0
              2000       0    0      29,500     0         0                0              0              0
              2001       0    0      26,000     0         0                0              0              0
                                      (CDN)
---------------------------------------------------------------------------------------------------------------
Ernest Cheung 1998       0    0           0     0         0                0              0              0
Secretary     1999       0    0       8,000     0      435,000(1)          0              0              0
              2000       0    0      24,000     0         0                0              0              0
              2001       0    0      12,000     0         0                0              0              0
                                      (CDN)

---------------------------------------------------------------------------------------------------------------
Officers as   1998  20,000    0           0     0        0                                0              0
A Group       1999  27,474    0      41,500     0    1,765,000             0              0              0
              2000  30,000    0      53,500     0         0                0              0              0
              2001  16,042    0      38,000     0         0                0              0              0
                     (CDN)            (CDN)


     (1)Ernest Cheung received 50,000 options to buy 50,000 shares at $1.30 per share, plus Richco Investors, Inc. of which Mr. Cheung is an officer and director, and Mr. Tsakok is an officer and director, received 385,000 units for its services in structuring the private placement. The "unit" is defined in the section "Certain Relationship and Related Transactions".

     (2) 262,000 options to buy 262,000 shares at $1.30 per share.

     (3) See Note (g) under "Stock purchase options" following Summary Compensation Tables of Directors.

     There have been no Option/SAR grants or exercises in the last fiscal year reportable under Reg. S-B, 402(c) or (d).

(b)  Directors' Compensation

     Directors who are also officers of Xin Net Corp. receive no cash compensation for services as a director. However, the directors will be reimbursed for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. The Company has granted options to directors under its Stock Incentive Plan subsequently adopted.


                     SUMMARY COMPENSATION TABLE OF DIRECTORS
                               (TO JUNE 30, 2001)
                           Cash Compensation               Security Grants
----------------------------------------------------------------------------------------------------------------

Name and       Year    Annual   Meeting  Consulting Number       Securities          LTIP      All Other
Principal              retainer Fees ($) Fees/Other   of         Underlying          Payments  Compensation
Position               Fees ($)          Fees($)    Shares (#)   Options/SARs(#)
                                                                        (SHARES)
----------------------------------------------------------------------------------------------------------------
Xiao-qing Du,  1998    0          0        0           0           0                 0              0
Director       1999    0          0        0           0         1,068,000 (3)       0              0
               2000    0          0        0           0           0                 0              0
               2001    0          0        0           0           0                 0              0
----------------------------------------------------------------------------------------------------------------
Jing Liang,    1998    0          0        0           0           0                 0              0
Director       1999    0          0        0           0           0                 0              0
(resigned in 1999)
----------------------------------------------------------------------------------------------------------------
Marc Hung      1999    0          0        0           0           262,000 (2)       0             $4,500
Director       2000    0          0        0           0           0                 0              0
               2001    0          0        0           0           0                 0              0
----------------------------------------------------------------------------------------------------------------
Ernest Cheung, 1998    0          0        0           0           0                 0              0
Director       1999    0          0        0           0           435,000 (1)       0              0
               2000    0          0        0           0           0                 0              0
               2001    0          0        0           0           0                 0              0
----------------------------------------------------------------------------------------------------------------
Maurice Tsakok 1999    0          0       14,000 CDN   0           647,000 (4)       0              0
Director       2000    0          0       24,000 CDN   0           0                 0              0
               2001    0          0       12,000 CDN               0                 0              0
----------------------------------------------------------------------------------------------------------------
Directors as a 1999    0          0       14,000 CDN   0           2,027,000         0              0
group          2000    0          0       24,000 CDN   0           0                 0              0
               2001    0          0       12,000 CDN   0           0                 0              0
----------------------------------------------------------------------------------------------------------------


        (1)See note (1) under Compensation Table of Executives
        (2)See note (2) under Compensation Table of Executives
        (3)See note (3) under Compensation Table of Executives
        (4)262,000 options to buy 262,000 shares at $1.30 per share plus 385,000 units to Richco Investors, Inc. (See Note (1) under Compensation Table of Executives)

     There have been no Option/SAR grants or exercises in the last fiscal year reportable under Reg. S-B, 402(c) or (d).

(e) Termination of Employment and Change of Control Arrangements.  None.

(f) Stock purchase options:

     On February 26, 1999, stock options for a total of 480,000 shares at $.40 per share were granted to officers and employees (or persons who became officers) that had contributed to the success of the company in the past: Marc Hung (150,000 shares) and Xin Wei (330,000 shares) (Note: Mr. Wei is not an officer of the Company, but an employee of Infornet Investment Corp.) All share options were exercised as of April 6, 1999.

     On November 12, 1999 the Company granted 2,136,000 options to purchase shares at $1.30 per share to entities/persons who contributed to the successful results achieved by the Company in 1999, as follows:

     a. 262,000 options to Gemsco Management Ltd. (owned beneficially by director Maurice Tsakok) for designing and implementing the Company's corporate website, advising on technological matters, researching the technology sector and for services as a director.
     b. 262,000 options to Farmind Link Corp. for their role as advisor on strategic issues, technology market trends, and financial and capital market issues.
     c. 262,000 options to Sinhoy Management Ltd. (owned beneficially by officer and director Marc Hung) for their contributions to the general management of the Company, investor relations, technological matters and for services as a director.
     d. 212,000 options to Lancaster Pacific Investment, Ltd. for their contributions in the areas of regulatory matters, Chinese market conditions and strategies aimed at penetrating the market.
     e. 50,000 options to Ernest Cheung for services rendered as secretary and director of the Company.
     f. 20,000 options to Yonderiche International Consultants Ltd. for services rendered in matters regarding Chinese government policies and regulations.
     g. 1,068,000 options to Weststar Holdings Limited (owned beneficially by Xiao-qing Du, a director and president of Infornet Investment Corp., and Xin Wei, a director and secretary of Infornet Investment Corp. and president of XIN
HAI) and employees of Xin Hai Technology Development Ltd., as a group, for the successful continued development of the business in China and achieving excellent operational results during the year. The breakdown of the 1,068,000 options is to be determined at a later date.

     The average closing price for the five trading days ended on November 12, 1999 was $1.28 per share. The closing price on November 12, 1999 was $1.187 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 26, 1999, Marc Hung, who was neither an officer nor director but since has become President and Director, was granted and exercised (in March, 1999) an option to purchase 150,000 shares of common stock at $.40 per share. The option to purchase shares was granted to him for services rendered since July 1998 as advisor to the Company in matters relating to management, technology and strategies.

     On February 26, 1999, Kun Wei, a shareholder, was granted and exercised (in March) an option to purchase 330,000 shares of common stock at $.40 per share. The option to purchase shares was granted to him for contributing to the success of the joint venture, in particular with regards to technology development and implementation. Kun Wei is Vice President of Xin Hai Technology Development, Ltd. and the brother of Xin Wei.

     On February 26, 1999, Xin Wei, a shareholder, who is President of Xin Hai Technology Development, Ltd., the Company's joint venture Partner, was granted and exercised (in March 1999) an option to purchase 330,000 shares of common at $.40 per share. The option to purchase shares was granted to him for contributing to the success of the joint venture, in particular with regards to general management of Xin Hai Technology Development Ltd., business development and governmental relations.

     In May 1999, Marc Hung, President and Director of the Company, purchased 80,000 units of the private placement at the $1.00 offering price. Richco Investors, Inc., a public company of which both Messrs. Ernest Cheung and Maurice Tsakok are directors, officers and shareholders, purchased 700,000 units in the private placement at $1.00 per unit in May 1999.

      On September 17, 1999 385,000 units were issued to Richco Investors, Inc. as a consulting fee for services rendered in structuring the unit placement.

     The units consisted of one share and a warrant ("A" Warrant) to purchase an additional unit at $2.00 per unit, such additional unit consisting of one share and a warrant ("B" Warrant) to purchase an additional share at $5.00 per share. On March 15, 2001 the Company amended both the Series "A" and Series "B" warrants as follows:

   - The exercise price of the Series "A" warrants is adjusted to $1.00 each and their term is extended to the earlier of (a) March 31, 2003 and (b) the 90th day after the day on which the weighted average trading price of Xin Net Corp.'s shares exceeds $1.25 per share for ten consecutive days;

   - Upon exercise of one Series "A" warrant at $1.00, the holder will receive one Xin Net Corp. common share and one Series "B" warrant;

   - The exercise price of the Series "B" warrants is adjusted to $1.50 each and their term is extended to the earlier of (a) March 31, 2004 and (b) one year after the 90th day occurrence described above.

     On November 12, 1999 the Company granted 2,136,000 options to purchase shares at $1.30 per share to entities/persons who contributed to the successful results achieved by the Company in 1999, as described above under "Stock Purchase Options."

     The Company has made loans to the joint venture since the year 1999. These loans bear 0% interest and are payable on demand. At June 30, 2001 the cumulative amount of the loans was $3,153,484.

     On June 22, 2001 the Company, through its Chinese joint venture partner Xin Hai Technology Development Ltd, signed an agreement to transfer ISP assets to Beijing Sino Soft Intel Information Technology Ltd. for USD 700,000 equivalent in Renminbi, plus other considerations. The text of the agreement is appended to this proxy as Exhibit B.

     On July 31, 2001 the Company signed a letter of intent to acquire 100% ownership of privately-owned Protectserve Pacific Ltd (PSP). On October 1, 2001, a formal agreement has been executed. PSP is based in Hong Kong and is an innovative developer and provider of web-based surveillance and monitoring & control systems. The text of the agreement is appended to this proxy as Exhibit C1.

Committees and Meetings

         The Board held numerous meetings during the fiscal year ended December 31,2000 and to this date in 2001. The Board has standing Audit and Compensation Committees. The Audit Committee conducted its business during the regular meetings of the Board of Directors during the last fiscal year and in addition, conferred from time to time as necessary. The Compensation Committee, in addition to meetings as part of the regular meetings of the Board, also conferred from time to time as necessary. The Board has no standing nominating committee. All directors attended more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.

         The Audit Committee of the Board presently consists of Mr. Cheung and Mr. Hung. The Audit Committee has the responsibility to review the scope of the annual audit, recommend to the Board the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and accounting compliance.

         Messrs. Cheung and Hung currently serve on the Compensation Committee. The Compensation Committee will administer the Company's Employee Stock Award Plan (the "Plan") and determines the compensation to be paid to each of the Company's executive officers, employees, and Directors.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee. Messrs. Cheung and Hung are members of the Compensation Committee.

Indemnification of Directors and Officers

         As permitted by the Florida Business Corporation Act, the Company's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care. In addition, as permitted by the Florida Business Corporation Act, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including those circumstances in which indemnification would otherwise be discretionary.

         The Company has entered into indemnification agreements with each of its directors and executive officers that provide the maximum indemnity allowed to directors and executive officers by the Florida Business Corporation Act and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

         The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                ANNUAL REPORT AND INTERIM 2nd QUARTER 2001 REPORT

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 (the "Form 10-KSB") and Interim Report 2nd Quarter 2001 are being furnished simultaneously herewith. The Form 10-KSB and 2nd Quarter Interim Report are not considered a part of this Proxy Statement.

         The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KSB as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Ernest Cheung, Secretary, at #830, 789 W. Pender St., Vancouver, BC Canada V6C 1H2.



                         BOARD OF DIRECTORS AND OFFICERS

          Four of the persons listed below, namely Marc Hung, Ernest Cheung, Xiao-Qing (Angela) Du and Maurice Tsakok are Officers and the members of the Board of Directors as of this date. The other three, whose name are annotated with an asterisk (*), namely Justin Kwei, Wilson Yim and Suzanne Yim, are not directors or officers of the Company, but are PSP nominees for election to the Board as per the purchase agreement signed on October 1, 2001 to acquire 100% ownership by the Company of privately-owned Hong Kong-based Protectserve Pacific Ltd. All seven persons are nominees for Directors for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

                                                                 Period of
                                                                 Service As
                                                                 An Officer Or
     Name                  Age           Position(s)             Director
-----------------------  --------  ------------------------  -------------------
Marc Hung                   56     President & Director            Annual
Ernest Cheung               50     Secretary & Director            Annual
Xiao-qing (Angela) Du       30     Director                        Annual
Maurice Tsakok              49     Director                        Annual

Justin Kwei*                48     Director                        Annual
Wilson Yim*                 45     Director                        Annual
Suzanne Yim*                47     Director                        Annual

         The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

    XIAO-QING (ANGELA) DU, President of subsidiary Infornet Investment Corp. and Director, age 30, was President and Director of our company from 1996 to April 1999. She received a Bachelor of Science in International Finance in 1992 from East China Normal University. She received a Master of Science in Finance and Management Science in 1996 from the University of Saskatchewan Canada. She has been Business Manager of China Machinery & Equipment I/E Corp. (CMEC) from 1992 to 1994. She is now President of Infornet Investment CORP., our wholly owned subsidiary in Canada, and remains a director of our Company. She is a director of Xin Net International Corp.

     ERNEST CHEUNG, Secretary and Director, age 50, has been Secretary of our company since May 1998. He received a B.A. in Math in 1973 from University of Waterloo Ontario. He received an MBA in Finance and Marketing from Queen's University, Ontario in 1975. From 1991 to 1993 he was Vice President of Midland Walwyn Capital, Inc. of Toronto, Canada, now known as Merrill Lynch Canada. From 1992 until 1995 he served as Vice President and Director of Tele Pacific International Communications Corp. He has also served as President for Richco Investors, Inc. since 1995. He has been a director of our Company since 1996. He is currently a Director of Agro International Holdings, Inc. since 1997, Spur Ventures, Inc. since 1997, Richco Investors, Inc. since 1995 and Drucker Industries, Inc. since 1997. In 2000, he became President and a Director of China NetTV Holdings, Inc. He is a director of Xin Net International Corp.


     MARC HUNG, B.A.Sc.(E.E.), M.A.Sc. (E.E.) University of Montreal (1969 &
1971), President and Director, age 56, has been President of our company since April 6, 1999. From May 1992 to April 1997, Marc Hung was director of Power System Technology, a division of Institut de Recherche en Electricite du Quebec
(IREQ), Hydro-Quebec's Research Institute. His main tasks consisted of general management, networking, promotion of the division's technological products and services and negotiations with potential partners for spinning off promising innovations. The field of responsibility included, amongst others, software products and services, software engineering and telecommunications technology. From May 1997 to June 1998, he was loaned by Hydro-Quebec to the Canadian Centre for Magnetic Fusion (CCFM), a fundamental research entity formed by Hydro-Quebec, the Institut National de Recherche Scientifique (INRS) and (up to March 1997) Atomic Energy of Canada Ltd. Besides general management, his main mandate was to develop and propose a plan for the commercialization of the Centre's innovative products and services. From 1999 to date he has been President and principal of Sinhoy Management, Ltd. From July 1998 to March 1999, Mr. Hung was on sabbatical for personal reasons, but acted as a consultant to Xin Net. In 2000, he became a Director of China NetTV Holdings, Inc. He is a director of Xin Net International Corp.

     MAURICE TSAKOK, Director (since 1997), age 49, was employed from 1994 to 1996 by Sagit Mutual Funds, a mutual fund company, who as a vice-president was responsible for computer operations and research on global technology companies. From 1997 to present, he acted as a consultant on the high-tech industry and provides technical analysis on high-tech companies. He holds a Mechanical Engineering degree (1974 University of Minnesota) as well as an MBA specializing in Management Information Systems (MIS) (1976 Hofstra University). In 2000, he became a Director of China NetTV Holdings, Inc. He is a director of Xin Net International Corp.

          JUSTIN KWEI, age 48, is the President and co-founder of Protectserve Pacific Ltd. He has over 20 years of experience in diversified business-to-business & end-user marketing, as well as extensive business management. He has a strong record of consistent profit contributions in identifying and developing new markets, implementing new product strategies to achieve sales and company objectives. Prior to his present position with ProtectServe, he held many senior sales and management positions with multinational companies. He was North Asia Commercial Director for SITA Information Networking Computing B.V. from 1996 to 2001. From 1990 to 1996 he was Greater China Director for Anixter Hong Kong Ltd, the wholly-owned subsidiary of US publicly listed global networking and distribution company, Anixter Inc. He also held keys sales positions with major IT vendors including Digital Equipment Corp, Data General and Cable & Wireless in the 80's. He received B. Adm and MBA degrees from the University of Ottawa, Ontario, Canada in 1976 and 1978 respectively. In January 2001, he was accredited as Honorary Consul of the Republic of Rwanda for Hong Kong SAR and Macau SAR.

         WILSON YIM, age 45, is the Chief Technology Officer and co-founder of Protectserve Pacific Ltd. He has over 15 years of extensive experience in IT development and project management, covering all aspects of the development cycle from analysis and specifications to support and facilities management. From 1998-2000, he was the managing director of Web Net H.K. Ltd, a leading e-commerce company specializing in the development of internet, intranet and web-hosting applications. From 1990 to 1998, he was technical director for Suntech Ltd, a RF pager and VCD manufacturer. His main task consisted of systems and product design in real-time communication systems, hardware, software and operating systems. Since 1980, he also held senior technical positions in Toronto, Canada. From 1980-1985, he was technologist and project manager for International Aeradio Ltd and was responsible for the design and implementation of RF telecommunication and security systems. From 1995-1990 he was technical vice-president for Anocomptech ATM Ltd, a Toronto listed company manufacturing and marketing personal computer across Canada. He received in 1979 a Technologist High Diploma from Seneca College of Applied Science & Technology, majoring in RF Telecommunication.

         SUZANNE YIM, age 47, received a Technologist Diploma from Seneca College of Applied Science & Technology with major in RF Telecommunication in 1979. She has over 12 years experience in electronic products quality control and equipment calibrations. From 1981 to 1989, she was product engineer at Litton Systems Canada Ltd. and was responsible for testing and qualifying Litton Systems Airborne search and rescue radar unit. She was in charge of product reliability and quality control of the Cruise Missile Internal Navigation Guidance System. From 1991 to 1993, she was electronic engineer at Philips CEF Hong Kong, working in the calibration laboratory. Her main tasks consisted of technical analysis and calibration of electronic and mechanical equipment. From 1994 to present, she has been a school teacher of Science and English in Hong Kong.

         The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified.

         The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal.


                                   Proposal #1

                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is four (4) and will become seven (7) as per the agreement to acquire 100% ownership of Protectserve Pacific Ltd. executed on October 1, 2001. The Board has nominated seven (7) persons. At this Annual Meeting, a Board of seven
(7) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below. In the event that any Management nominee shall become unavailable, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

         The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

         The business experience of each director nominee is discussed under "Management Experience" in this Proxy Statement.

                   THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

                                    Marc Hung
                                  Ernest Cheung
                              Xiao-qing (Angela) Du
                                 Maurice Tsakok
                                   Justin Kwei
                                   Wilson Yim
                                   Suzanne Yim

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

                                   Proposal #2

                            EMPLOYEE STOCK AWARD PLAN

         On October 3, 2000 the Board unanimously approved an Employee Stock Award Plan, subject to stockholder approval, for 15% of shares outstanding, all of which shares will be available for grant to directors and selected employees, advisors and consultants of the Company. The Board believes that the Plan is necessary for the Company to compete effectively in its market by attracting and retaining key talent with stock options.

         The following summary does not purport to be a complete statement of the Plan's terms and is subject to and qualified in its entirety by reference to Exhibit A.

            Under the Plan, only employees, directors, advisors and consultants of the Company or any subsidiary (including, without limitation, independent contractors who are not members of the Board) are eligible to receive grants of Options by the Compensation Committee. The Plan is administered by the Compensation Committee of the Board, which selects the employees to whom options will be granted, determines the number of shares to be made subject to each grant, and prescribes other terms and conditions, including the type of consideration to be paid to the Company for the grant of each option and vesting schedules in connection with each grant.

         Set forth below is an explanation of the Plan and a summary of its principal terms. The text of the Plan is set forth in Exhibit A to this Proxy Statement.

Shares Subject to the Employee Stock Award Plan

     The maximum number of option grants is set at 15% of shares outstanding. The authorized shares issuable in connection with the Plan are subject to adjustment in the event of stock dividends, mergers or other reorganizations and other situations.

     If any option granted under the Plan expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such option shall again be available for additional option grants.

Participants

         All directors, employees, advisors and consultants of the Company are eligible to receive options under the Plan either by automatic grant for the Board made pursuant to the Plan or if selected by the Compensation Committee.

Terms of Stock Options

        The exercise price of NSOs under the Plan shall not be less than 100% of the fair market value of a share of the Company's Common Stock on the date of grant. The exercise price of all NSOs granted to a nonemployee director shall be equal to 100% of the fair market value of a share of the Company's Common Stock on the date of grant.

         The exercise price of ISOs granted to the Company's employees shall not be less than 100% of the fair market value of a share of the Company's Common Stock on the date of grant.

         The term of any Option granted under the Plan shall not exceed ten (10) years from the date of grant.

        The Compensation Committee shall have sole discretion in determining the award amounts.

         The Compensation Committee: (1) administers the Plan, and except for automatic grants for the Board made pursuant to the Plan (2) determines the number of shares and options to be granted under the Plan, and the timing, vesting, and other terms of such grants, including, without limitation, the purchase price for each award or sale of shares and the exercise price of each option.

Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of the Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

         ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code. NSOs need not comply with such requirements.

         An employee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value on the exercise date of the shares acquired under an ISO will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two (2) years following grant and at least one (1) year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. If such shares are held longer than 18 months, the long-term capital gains rate is generally 20%. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price).If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one (1)- and two (2)-year holding periods described above, the optionee may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be limited to the difference between the fair market value of the stock on the exercise date and the option exercise price. Any remaining gain on the disposition will be capital gain and will be long-term capital gain if the stock had been held for at least one (1) year following the date of exercise. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO if there is no disposition of the shares prior to the satisfaction of the holding period requirements described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

         An employee is not taxed on the grant of an NSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one (1) year following exercise. The Company does not receive a deduction for this gain.

New Plan Benefits

         The Compensation Committee has full discretion to determine the number and amount of options to be granted to employees under the Plan. Therefore, the benefits and amounts that will be received by each of the officers named in the Summary Compensation Table above, the executive officers as a group, the directors who are not executive officers as a group, and all other employees under the Plan are not presently determinable.

         The number of options to be received by each nonemployee director pursuant to the terms of the Plan, subject to stockholder approval, are determined by the Compensation Committee.

Required Approval

         For action to be taken at the Annual Meeting, a quorum must be present. To be considered approved, the Plan must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

         Unless marked to the contrary, proxies received will be voted "FOR" the approval of the company's Employee Stock Award Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE COMPANY'S EMPLOYEE STOCK AWARD PLAN.

                                   Proposal #3

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Clancy and Co., PLLC, Independent Public Accountants, of Phoenix, Arizona, have been engaged as the Certifying accountants for the period through fiscal year 2001 and shareholders are asked to ratify such engagement. Ratification of the appointment of Clancy and Co, PLLC, as the Company's independent public accountants for the fiscal year ending December 31, 2001 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Clancy and Co., PLLC, for the fiscal year 2001, such appointment will be reconsidered by the Board.

         Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of Clancy and Co., PLLC, as independent accountants for the Company's fiscal year ending December 31, 2001.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                   Proposal #4

         On May 18, 2001 the Board of Directors decided that the Company's business in China will focus on domain name registration and web-hosting services, and will discontinue Internet access provision (ISP) services as soon as practicable. The ISP business in China faced stiff competition, mainly from government-owned telephone companies, and accounted for a very large share of Company operating losses in the fiscal year ended December 31, 2000 and in the fiscal quarters ended March 31, 2001 and June 30, 2001. The Company filed a Form 8-K "Current Report" with the Securities and Exchange Commission (SEC) regarding this decision on May 23, 2001. On June 22, 2001 the Board of Directors authorized the Company's joint venture partner, Xin Hai Technology Development Ltd., to sign an agreement to sell Company ISP assets to Beijing Sino Soft for USD 700,000 in cash plus other considerations. The agreement was signed on June 22, 2001. An English summary and an English translation of the agreement were filed with the SEC on July 12, 2001. The summary is reproduced here and the agreement is included as Exhibit B of the Proxy Statement. A pro forma Balance Sheet to June 30, 2001 after disposal of ISP assets is also included as Exhibit B1. The statutes of the State of Florida, the jurisdiction of incorporation of the Company, require that the agreement be approved by Company shareholders.

       Summary of Asset Transfer Agreement dated June 22, 2001. The Company has entered into an Assets Transfer Agreement under which it has agreed to transfer all the assets of the ISP operations in China to Beijing Sino Soft Intel Information Technology, Ltd. of Beijing. The transfer includes all transferable permits, equipment, agency contracts, customers, accounts, employees and operations.

          The price for the transfer of assets by the Company is $700,000 (USD) payable to the Company in Renminbi at the official exchange rate, as follows:
$350,000 payable as a deposit upon signing with $350,000 to be paid upon receipt of shareholder approval of the asset transfer by Company shareholders. (Xin Hai has subsequently agreed to different terms regarding payment terms. A sum of $500,000 has been received to date and the balance of $200,000 is to be received after Xin Net Corp. shareholders' approval of the Agreement).

          The Company has agreed to assign Logo, lines, numbers, locations and all accounts and assets and has agreed not to compete in China in the ISP business. No fixed debt is assumed by purchaser, but ongoing contracts for Internet access provision, etc. will be assumed by buyer.

Business Conducted
------------------

            Xin Net's business is as described in its 10KSB/A filed May 2, 2001, SEC file number 000-26559, which is incorporated herein by this reference. Xin Net Corp. is selling its Internet Service Provider business segment to Sino soft, if approved by shareholders, and its remaining business as described in the 10KSB/A above-referenced will be its domain name registration and web design & hosting business, through its wholly owned subsidiary, Xin Net International, and its recently acquired PSP division in Hong Kong which provides web-based surveillance and monitoring & control systems.

            In the event that shareholders approve the spin out by dividend pro rata of the shares of Xin Net International, Inc., the wholly owned subsidiary, the remaining business of Xin Net Corp. will be its security systems business, PSP.

         The audited financials of the operations of the security systems business, PSP, are attached hereto as Exhibit C2 and such would represent the financials of the remaining on-going operations of the company.

         Beijing Sino Soft Intel Information Technology LTD. is an ISP provider in China which operates ISP centers in Chinese large population cities. Shareholders of Xin Net Corp will not own any interest in Beijing Sino Soft.

Terms of the Transaction

         There is no tender offer involved in the proposed transactions. The proposed transaction is not interdependent upon any other transaction.

        I. Sale of Xin Net Corp's Internet Service Provider Assets in China to Sino Soft, Inc., a Chinese Internet Service Provider.

               The assets consist of the ISP telephone numbers, subscribers, equipment, domains, personnel as may be rehired by Sino Soft, hosting agreements, licenses, software, and goodwill. The purchase price is $700,000, $500,000 of which has been paid, and $200,000 of which shall be paid upon shareholder approval of the transaction.

        II.    No consideration is being offered to security holders of Xin Net
               Corp.

        III.   Xin Net Corp. Is engaging in the transaction for several reasons:

                A. The ISP operations have lost money on operations since inception.

                B. Substantial additional capital which is unavailable to the company would be necessary to continue operations, with no assurance of reaching profitability.

                C. The sale allows the company to recoup $700,000 of its investment.

                D. The paying subscriber base for profitability for ISPs has proven extremely costly to obtain and retain in China.

        IV. The vote required by Xin Net corp. shareholders to approve the transaction is the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting at which a quorum must be present.

        V. No material differences in rights of security holders will result from the proposed sale transaction.

        VI. The transaction will be treated as a disposal of assets of discontinued operations and will result in a gain of $405,840.

        VII.   There  will  be  no  Federal  income  tax   consequences  of  the
               transaction due to the overall operational net loss of the company.

         No securities are being purchased from any officer, director, or affiliate of the company.

         No security holders are being treated differently in any way.

         Dissenting shareholders are not entitled to any appraisal rights for the transaction under Florida law or any other law.

         There are no provisions for unaffiliated shareholders to grant them access to corporate files or obtain counsel or appraisal services at the expense of the company.

         The transaction has no effect on the trading or listing eligibility of the company's securities at this time.

         For action to be taken at the Annual Meeting, a quorum must be present. To be considered approved, the agreement to sell Company ISP assets to Beijing Sino Soft must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

         Unless marked to the contrary, proxies received will be voted "FOR" approval of the agreement to sell the Company's ISP assets to Beijing Sino Soft.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT SIGNED ON JUNE 22, 2001 TO SELL THE COMPANY'S ISP ASSETS TO BEIJING SINO SOFT.

                                   Proposal #5

         On July 31, 2001 the Company has signed a letter of intent to acquire 100% ownership of ProtectServe Pacific Ltd. (PSP), an innovative developer and provider of state-of-the-art web-based surveillance, monitoring & control systems.

         Subsequently on August 3, 2001 the Company filed a Form 8-K "Current Report" with the Securities and Exchange Commission disclosing this letter of intent and also announcing the Company's intent to transfer its current business assets and liabilities, except for cash US $800,000, to a new US-incorporated company. The Company has incorporated Xin Net International Corp. in the State of Nevada for this purpose. The Company now seeks shareholders' approval to distribute by way of a dividend this new company's shares, on a pro-rata basis, to the Company shareholders as of the record date for the annual general meeting. The business reasons for this restructuring are: a) to allow the acquisition of a new business venture; b) to allow retention by existing shareholders of the full value of the existing business of the company by spinning off the subsidiary as a dividend to these shareholders (and not to holders of shares to be issued in the PSP acquisition transaction) and c) to raise new funds for the ongoing operations. A consolidated pro forma balance sheet of Xin Net International Corp. is shown as Exhibit C.

Summary of Acquisition Agreement for PSP
----------------------------------------

         The Company has executed a formal agreement on October 1, 2001 to acquire 100% of PSP. It plans to transfer the current business to Xin Net International Corp. before the date of the Annual Shareholder Meeting. The closing of the PSP acquisition agreement is however conditional to shareholders approving the spin-off. If shareholders do not approve of the spin-off, the acquisition agreement, as executed, cannot be closed, and may have to be voided or modified. The PSP agreement is included as Exhibit C1. PSP audited financial report from inception to June 30, 2001 (Exhibit C2), PSP business plan (Exhibit
C3)and a pro forma consolidated financial statement after disposal of ISP assets, spin-off of remaining business to Xin Net International Corp. and acquisition of PSP (Exhibit C4), are also included as Exhibits.

Terms of the Transaction
------------------------

         There is no tender offer involved in the proposed transaction. The proposed transaction is dependent upon the approval of Proposal #4.

        I. Spin off by Pro Rata Distribution by way of a dividend of the shares of the Wholly Owned Subsidiary, Xin Net International, Inc.

               The company proposes to spin off its wholly owned subsidiary Xin Net International, Inc., pro rata, to the shareholders of the company as a dividend to shareholders, if the transaction is approved by shareholders. The business which has been transferred by the company to its wholly owned subsidiary, is its domain name registration and web design & hosting business in China. The pro forma financial statements of the domain name registration and web design & hosting segment of business is contained on Exhibit
               C. The company believes that with reduced operations costs, the domain name registration business has an opportunity to continue to generate revenues on a break even or profitable basis in the future.

        II. Consideration is being offered to Xin Net Corp. (the company's shareholders) in the form of a distribution by way of a dividend of one share of Xin Net International, Inc. For each share of Xin Net Corp. owned.

        III.   Xin Net Corp is engaging in the transaction for several reasons:

                A. The domain name registration and web design & hosting business of the company has grown as the Internet business has grown in China and has the chance to continue to grow.

                B. The operations of the domain name registration and web design & hosting business has the potential of operating at a profit, without large additional capital infusions.

                C. The shareholders have the opportunity to receive pro rata ownership as a distribution by way of a dividend in the subsidiary, of a stand alone business: domain name registration, web design & hosting.

        IV. The vote required to approve the transaction is the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting at which a quorum must be present.


         V. No material differences in rights of security holders will result from the proposed sale transaction.

        VI.    The   transaction   will  be   treated  as  a   distribution   to
               shareholders, pro rata.

        VII. The tax treatment of the dividend cannot be determined on an individual basis, because it is dependent upon the tax laws recognizing income in the shareholders country of residence and the laws determining basis for the shareholder in the country of residence. Under US Internal Revenue Code, Section 355, the transaction would not be treated as taxable so long as the criteria of Section 355 IRC are met, which the proposed transaction is designed to meet.

         No securities are being purchased from any officer, director, or affiliate of the company.

         No security holders are being treated differently in any way.

         Dissenting shareholders are not entitled to any appraisal rights for the transaction under Florida law or any other law.

         There are no provisions for unaffiliated shareholders to grant them access to corporate files or obtain counsel or appraisal services at the expense of the company.

         The transaction has no effect on the trading or listing eligibility of the company's securities at this time.

Selected Financial Data


Xin Net Corp. and subsidiaries
Pro forma information - Schedule 14A Item 10

                                                                      Six months ended                   Twelve months ended
                                                                        June 30, 2001                      December 31, 2000
                                                              Historical            Pro forma                            Pro forma
                                                             (unaudited)           (unaudited)      Historical          (unaudited)
                                                             -----------          ------------      ----------          ----------
Book value per share                                     $        0.04       $          0.06   $         0.10      $         0.00
Cash dividends declared per share                                 0.00                  0.00             0.00                0.00
Income (loss) per share from continuing operations               (0.04)                 0.00            (0.11)               0.00



                                         XIN NET CORP. AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEETS

                                                            Six months ended
                                                              June 30, 2001          Years ended December 31,
Stated in U.S. dollars                                         (Unaudited)        2000          1999        1998        1997

ASSETS

Current Assets
  Cash and Short term deposits                                    $ 1,903,780    $2,619,288   $5,293,429    $336,189    $337,366
  Investments                                                           1,318         1,333      219,185           -           -
  Accounts Receivables                                                518,411       604,971            -           -      28,062
  Other Receivables                                                     7,283         6,631      223,466      37,376           -
  Inventory                                                                 -        36,156       99,206           -           -
  Prepaid Expenses                                                     88,341        46,146       16,361       2,614           -
  Deferred Costs                                                      488,143       465,185            -           -           -
                                                             --------------------------------------------------------------------
Total Current Assets                                                3,007,276     3,779,710    5,851,647     376,179     365,428

Property and Equipment, Net                                         1,055,513     1,125,128      422,620     227,427     188,309
Organizational Costs, Net                                                   -             -          923         969       1,031
                                                             --------------------------------------------------------------------
Total Assets                                                      $ 4,062,789    $4,904,838   $6,275,190    $604,575    $554,768
                                                             ====================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable and Other Accrued Liabilities                    $ 748,935     $ 511,693    $ 162,041    $ 20,504    $ 12,975
  Unearned Revenue                                                  2,216,705     2,112,760      118,739      33,312           -
  Security Deposit                                                    100,000             -            -           -           -
  Other advances                                                            -             -            -      20,000           -
  Capital Lease Obligation, Current Portion                            92,560        61,442       58,920           -           -
                                                             --------------------------------------------------------------------
                                                                    3,158,200     2,685,895      339,700      73,816      12,975

Capital Lease Obligation, Noncurrent Portion                                -        62,463      126,269           -           -

Stockholders' Equity
  Common Stock                                                         21,360        21,360       21,360      14,075      14,075
  Additional Paid In Capital                                        7,214,045     7,214,045    7,214,025     862,990     822,490
  Accumulated Deficit                                              (6,178,290)   (4,926,669)  (1,318,945)   (234,918)   (183,399)
  Accumulated Other Comprehensive Income                             (152,526)     (152,256)    (107,219)   (111,388)   (111,373)
                                                             --------------------------------------------------------------------
Total Stockholders' Equity                                            904,589     2,156,480    5,809,221     530,759     541,793
                                                             --------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                        $ 4,062,789    $4,904,838   $6,275,190    $604,575    $554,768
                                                             ====================================================================



                XIN NET CORP. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 Six months
                                                   ended
                                               June 30, 2001             Years ended December 31,
Stated in U.S. dollars                          (unaudited)         2000           1999           1998          1997
Revenue
  Domain Name Registration                         $ 1,087,878      $ 884,298       $ 37,412            $ -           $ -
  E-Solutions                                          456,120      1,017,992         43,291              -             -
                                              ----------------------------------------------------------------------------
                                                     1,543,998      1,902,290         80,703              -             -
Cost of Revenue
  Domain Name Registration                             502,355        405,051         18,822              -             -
  E-Solutions                                           25,269        352,781              -              -             -
                                              ----------------------------------------------------------------------------
                                                       527,624        757,832         18,822              -             -
Gross Profit                                         1,016,374      1,144,458         61,881              -             -

Expenses
  Advertising and promotion                            238,948      1,108,040        148,736              -             -
  Amortization                                          93,972        149,117         10,836              -             -
  General and administrative                           538,844      1,211,938        144,527              -             -
  Salaries, wages and benefits                         812,363        747,798         36,229              -             -
  Telephone and communication                          182,557        340,019         59,816              -             -
                                              ----------------------------------------------------------------------------
                                                     1,866,684      3,556,912        400,144              -             -
                                              ----------------------------------------------------------------------------
Operating Loss                                        (850,310)    (2,412,454)      (338,263)             -             -

Other Income
   Interest income                                      41,517        154,011        173,013          4,845         7,221
                                              ----------------------------------------------------------------------------
Loss from Continuing Operations                       (808,793)    (2,258,443)      (165,250)         4,845         7,221

Loss from Discontinued Operations -
Internet Access Card services                         (442,828)    (1,349,281)      (918,777)       (56,364)     (184,534)
                                              ----------------------------------------------------------------------------
Net Loss Available to Common
Stockholders                                      $ (1,251,621)   $(3,607,724)   $(1,084,027)     $ (51,519)   $ (177,313)
                                              ============================================================================

Basic and Diluted Loss from Continuing
Operations per Share                                   $ (0.04)       $ (0.11)       $ (0.01)        $ 0.00        $ 0.00
                                              ============================================================================

Basic and Diluted Weighted Average
Common Shares Outstanding                           21,360,010     21,360,003     18,655,082     14,075,000    12,127,082
                                              ============================================================================

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AUTHORIZE THE SPIN OUT OF SHARES OF XIN NET INTERNATIONAL CORP., AS A DISTRIBUTION BY WAY OF A DIVIDEND, PRO-RATA TO THE SHAREHOLDERS OF THE COMPANY ON THE BASIS OF ONE SHARE OF XIN NET INTERNATIONAL CORP. FOR EACH ONE SHARE OF THE COMPANY OWNED AS OF THE RECORD DATE FOR THIS MEETING.

                                   Proposal #6

         The "Xin Net" name and the "Xinnet" brand name are closely associated with the Company's current Internet-related services business. This association is safeguarded by the transfer of the current business to a subsidiary, Xin Net International Corp., which has "Xin Net" as part of its name. To maintain "Xin Net Corp." as the name of the Company after the transfer will not only be a source of confusion, but will impede the Company name from reflecting its new surveillance and monitoring & control systems business. For this reason, the Board of Directors wishes to change the Company name to a new name, to be determined by the Board of Directors, and at a time the Board deems appropriate.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "APPROVAL" TO CHANGE THE COMPANY NAME AT THE BOARD'S DISCRETION.


                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at #830-789
W. Pender St., Vancouver, BC Canada V6C 1H2, not later than 60 days after fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in June, 2002.

         Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: October 12, 2001
                                       By Order of the Board of Directors

                                           /s/ Marc Hung
                                       By: ----------------------------------
                                            Marc Hung, President

                                    EXHIBIT A

                     2000 STOCK OPTION PLAN OF XIN NET CORP.


SECTION 1. ESTABLISHMENT AND PURPOSE.

     The Plan is established on October 3, 2000, effective on approval by shareholders, to offer directors and selected employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

         The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2. DEFINITIONS.

         (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

         (d)  "Company" shall mean Xin Net Corp., a Florida corporation.

         (e) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director and (iii) an advisor, a consultant or an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 4.

         (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (h) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

                  (i) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite- transactions report;

                  (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq

                  National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market;

                  (iii) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (i) "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

         (j) "Nonstatutory Option" shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

         (k) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (m)  "Optionee" shall mean an individual who holds an Option.

         (n) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.


SECTION 3. ADMINISTRATION.

         (a) Committee Membership. The Plan shall be administered by the Committee. The "Committee" shall mean the full Board of Directors and/or a committee designated by the Board of Directors, which is authorized to administer the Plan under this Section. The Committee's membership shall enable the Plan to qualify under Rule 16b-3 with regard to the grant of Shares and Options under the Plan to persons who are subject to Section 16 of the Exchange Act. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Shares or Options under the Plan to persons subject to Section 16 of the Exchange Act.

         (b) Committee Procedures. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

                  (i)  To interpret the Plan and to apply its provisions;

                  (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

                  (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

                  (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

                  (v)  To select the Offerees and Optionees;

                  (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

                  (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

                  (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

                  (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and, to the extent such amendments adverse to the Offeree's or Optionee's interest, to the consent of the Offeree or Optionee who entered into such agreement;

                  (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

                  (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

         All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

         (a) General Rules. Only Employees (including, without limitation, advisors, consultants and independent contractors who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Nonstatutory Options described in Subsection (b) below.

         (b) Outside Directors. Any other provision of the Plan notwith-standing, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

                  (i) Outside Directors shall receive no grants other than the Nonstatutory Options described in this Subsection (b).

                  (ii) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall also become exercisable in full in the event of the termination of such Outside Director's service because of death, Total and Permanent Disability or voluntary retirement at or after age 65.

                  (iii) The Exercise Price under all Nonstatutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsection (a), (b), (c) or (d) of Section 8.

                  (iv) Nonstatutory Options granted to an Outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date 120 days after the termination of such Outside Director's service for any reason other than death or Total and Perm- anent Disability or (C) the date 6 months after the termi- nation of such Outside Director's service because of death or Total and Permanent Disability.


The Committee may provide that the Nonstatutory Options that otherwise would be granted to an Outside Director under this Subsection (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Nonstatutory Options shall be applied with regard to the service of the Outside Director.

SECTION 5. STOCK SUBJECT TO PLAN.

         (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 15% of Shares outstanding, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

         (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 60 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

         (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 100 percent of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

           (d) Withholding Taxes. As a condition to the award, sale or vesting of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

         (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

         (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

           (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant. The Exercise Price of a Nonstatutory Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in
Section 8.

         (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

         (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability or retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant. Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

         (f) Nontransferability. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable, unless permitted by the Stock Option Agreement. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.

         (g) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

         (i)  The expiration date determined pursuant to Subsection (e) above;

         (ii) The date 120 days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

         (iii) The date six months after the termination of the Optionee's Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination.

         (h) Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         (i) Death of Optionee. If an Optionee dies while he or she is in Service, then such Optionee's Option(s) shall expire on the earlier of the following dates:

         (i)  The expiration date determined pursuant to Subsection (e) above;
or

         (ii)  The date six months after the Optionee's death.

         All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.


         (j) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 9.

         (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

         (l) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

         (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

                  (i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or all of the forms described in Subsections (e),
                  (f) and (g) below.

                  (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c),
                  (d), (f) or (g) below.

                  (iii) In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d), (f) or (g) below.

         (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

         (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (e) Services Rendered. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

         (f) Promissory Note. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         (g) Other Forms of Payment. To the extent that this Subsection (g) is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.

SECTION 9. ADJUSTMENT OF SHARES.

         (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Nonstatutory Options to be granted to Outside Directors under Section 4(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

        (b)Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.

         (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11. NO RETENTION RIGHTS.

         Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

SECTION 12. DURATION AND AMENDMENTS.

         (a) Term of the Plan. The Plan, as set forth herein, shall become effective upon approval by shareholders. The Plan shall terminate automatically 15 years after its initial adoption by the Board of Directors on October 3, 2000, and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) Right to Amend or Terminate the Plan. The Board of Directors may, subject to applicable law, amend, suspend or terminate the Plan at any time and for any reason. An amendment to the Plan shall require stockholder approval only to the extent required by applicable law.

         (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13. EXECUTION.

      To record the adoption of the Plan by the Board of Directors on October 3, 2000 subject to approval by the Company's stockholders at a duly noticed shareholders' meeting, the Company has caused its authorized officer to execute the same.

XIN NET CORP.


By /s/ Marc Hung
   -----------------------
   President

                                    EXHIBIT B

                          ISP ASSETS TRANSFER AGREEMENT

This Assets Transfer Agreement (hereafter "Agreement") made by both parties on June 22, 2001 in Beijing.

THE PARTIES:

Party A (Transferor):               Beijing Xin Hai Technology Development Ltd.
Registered Address:                 Room 1858, New Century Office Tower, No.6
                                    Southern Road, Capital Gymnasium, Beijing

Legal Representative:               Mingming Lu


Party B (Transferee):               Beijing Sino Soft Intel Information
                                    Technology Ltd.
Registered Address:                 2nd floor,  No. 9 A, East  Tucheng Rd,
                                    Heping  Street,  Chaoyang District, Beijing.

Legal Representative:               Xia Gao

Recital:

1. Party A possesses certain ISP assets including equipment and related operating equipment that is capable of providing ISP services to the general public prior to the effective date of this Agreement. Party A wishes to transfer the above mentioned assets, related permits, software, contracts, and subscribers to Party B according to the terms of this Agreement.

2. Party B wishes to accept the above mentioned operating assets and intangible assets including related permits, software, contracts, and subscribers.

3. Party A agrees not to re-enter the Internet access business (i.e. ISP services) in the future.

     Through friendly negotiation, the parties come to the following agreement:

     ARTICLE 1 DEFINITION

     Other than specifically specified, the following terms shall have the same meaning throughout the Agreement including all supplements and addendum:

Transfer Assets:    referring to all of the Transferor's equipment and
                    related operating equipment that is capable of providing ISP services to the general public prior to the effective date of this Agreement, including related permits, software, contracts, and subscribers.

Transfer Equipment: referring to all the fixed equipment  listed in Supplement 1 of the Agreement.

Subscribers:        referring to all the  Transferor's  ISP customers  until the effective day of the Agreement.

Technical Information:
                    referring to basic technical information related to the Transfer Equipment listed in Supplement 1, and documentation that ensures the proper operation of the Transfer Equipment such as usage and maintenance specifications, the ISP related operations and financial data, and subscriber information.

Related Services:   referring to the related  permits and rights that  accompany the transfer as listed in Supplement 2 of this Agreement.

Employees:          referring  to  the   Transferor's   employees   with  formal
                    employment  contract that are  associated  with the Transfer
                    Assets as listed is in Supplement 3 of the Agreement.

     ARTICLE 2 TRANSFER ASSETS

2.1 In accordance with the provisions of this Agreement, the Transferor agrees to transfer the above-mentioned assets to the Transferee, and the Transferee agrees to accept such assets from the Transferor.

2.2 The Parties agree that the price of Transfer Assets to be US$700,000. The Transferor agrees to accept payment in Renminbi with the official exchange rate of the day as the basis of conversion.

2.3 The Transferor will provide assistance to the Transferee throughout the transfer process.

2.4 This Agreement is subject to the approval of Xin Net shareholders at the next General Meeting.

     ARTICLE 3 TRANSFER PROCEDURE

3.1 The Transferee will assume operations of the Transfer Equipment at the effective date of this Agreement; transfer of technical and other intangibles should commence so as the Transferee can assume full operations.

3.2 The Transferee will within 5 days examine and verify that the Transfer Equipment corresponds to Supplement 1 of this Agreement. After which an acceptance memorandum will be executed by both parties.

3.3 The Transferor will perform the process of transferring the Related Services as listed in Supplement 2 immediately after the effective date of the Agreement.

3.4 Unless with written notice from the Transferee, the Transferor is responsible for all expenses (including but not limit to equipment maintenance, insurance, and other operating expenses) prior to the transfer of the Transfer Equipment and Technical Information to the Transferee.

3.5 The Transferee agrees to pay a guarantee deposit of US$ 350,000 to the Transferor on the day of signing of this Agreement. The US$ 350,000 balance will be paid after approval is obtained from Xin Net shareholders at the next General Meeting.

3.6 After the Transferee makes a payment, the Transferor will transfer proportional ownership of the Transfer Assets to the Transferee. It is after the Transferee has made all the payments that it will have total ownership of the Transfer Assets .

     ARTICLE 4 EMPLOYEES

4.1 To facilitate a smooth transfer, the parties agree that the Transferee will continue to retain all the Transferor's employees related to the ISP business, relieving the Transferor from all related employment contracts.

4.2 The Transferor will provide detail information of each employee including but not limited to their employment contract, job description and responsibility, wages, bonus, benefit, insurance, incentive method and other related information.

4.3 The Transferor will be responsible for the cancellation of the existing employment contracts and try its best to entice the employee to accept a new contract with the Transferee. The Transferor is responsible for all employment costs prior to the effective date of the Agreement.

4.4 The Transferee will offer six-month employment contract without probation to employees that would like to continue with the Transferee with the same wages and benefits. The Transferee also guarantees that employees will not be let go without cause for six months.


     ARTICLE 5 TERMINATION

5.1 After the effect date of this Agreement, if either party breaches its responsibility, declaration or guarantee as defined in the Agreement or has made a false or misleading declaration, then the other party has the right to unilaterally terminate the Agreement without liability.

5.2 When either party unilaterally terminates the Agreement according to the above article, it should give a written notice to the other party and the Agreement is considered to be terminated as soon as the notice is given.

     ARTICLE 6 WARRANTIES

6.1       The   Transferor   hereby  makes  the  following   warranties  to  the
          Transferee:

     A. General items:

          A1. The Transferor is a legal limited corporation set up based on the Chinese Laws and has the right and ability to execute and implement this Agreement.

          A2.       The   Transferor   has  obtained  all  the   permission  and
                    authorization for executing and implementing this Agreement unless indicated otherwise in this Agreement.

     B. Ownership of Transfer Assets

          B1. The Transferor has legal ownership and utilization rights for all the Transfer Assets.

          B2. There is no lien, mortgage, leasehold, and permission or other burden or third party right or other restriction that affects the Transfer Assets as defined in this Agreement.

          B3. When the Transferor transfers the ownership of the Transfer Assets to the Transferee according to the terms of this Agreement, the Transferee will have the proportional ownership and full utilization right for the Transfer Assets. Execution of the ownership and utilization rights will not conflict with any laws, regulations, or any third party rights. From the effective date of this Agreement up to the day the Transferee completes all the payments and obtains full ownership of the Transfer Assets, all revenues and expenses related to the operations of the Transfer Assets accrue to the Transferee. At the same time the Transferee will take proportional ownership of the Transfer Assets. Unless with permission of the Transferor, the Transferee cannot engage in any dealings with the portion of the Transfer Assets in any manner that the Transferee does not own. B4. After the effective date of this Agreement, all revenues generated by Transfer Assets accrue to the
                    Transferee. If any revenue gets into the Transferor`s account due to delays caused by transferring agency contracts, the Transferor will credit the revenues to the Transferee on a timely basis.

     D. Technical Information

     The Transferor has not granted any rights of the Technical Information, confidential information or other utilization right to a third party. It has no infringed on any third party right or other intellectual property by using Technical Information. Therefore, the Transferee will not infringe any third party right or other intellectual property by using the Technical Information from the Transferor.

     E. Lawsuit

     The Transferor is not a party to any lawsuit or arbitration related to the Transfer Assets. It also does not foresee any lawsuit or arbitration related with the Transfer Assets.

     F. Tax

          F1. Before the effective date of the Agreement, the Transferor is responsible for all taxes that it should or may bear to the different governing bodies.

          F2. After the Transferee has obtained ownership and operation rights of the Transfer Assets, it does not have to bear any taxes related with Transfer Assets before the effective date as mentioned above.

6.2       The Transferee hereby makes the following warranties to the
          Transferor: The Transferee is a legal limited corporation set up based on the Chinese Laws and has the right and ability to execute and implement this Agreement. The Transferee has obtained all the permission and authorization for executing and implementing this Agreement unless indicated otherwise in this Agreement.

     ARTICLE 8  COVENANT

8.1       The Transferor hereby makes the following covenants to the Transferee:

          (1) The Transferor agrees to keep the Transfer Assets in good working order prior to transferring to the Transferee. The Transferor will maintain the assets and ensure the Transfer Assets are in good working condition (as listed in Supplement 1, except normal wear and tear);

          (2) The Transferor guarantees that the Transferee owns the sole user rights to the Transfer Assets from the transfer day according to this Agreement. This however, does not affect the Transferee's right on future claims by the Transferee under terms of this Agreement. If disputes occur with any third party concerning the user rights of the Transfer Assets, it is the Transferor's responsibility to resolve the dispute and bear all the compensation, expenses and other responsibilities related to the dispute. If the Transferee suffers any loss due to such third party dispute, the Transferor is liable to compensate the Transferee for such loss.

          (3) The Transferor guarantees to finish transferring Part 1 of Supplement 2 in a timely manner and use its best efforts to assist the Transferee to complete Part 2 of Supplement 2.

          (4) The Transferor guarantees that during interim transferring period all the transferring procedures are legal.

8.2      The Transferee hereby makes the following covenants to the Transferor:

          (1) The Transferee promises to make all the payments to the Transferor within the stated time according to the terms of this Agreement.

          (2) After the effective date of the Agreement, the Transferee will continue to provide services unconditionally according to the existing agreements between the Transferor and its subscribers.

     ARTICLE 9 BREACH OF AGREEMENT

9.1       Any of the following constitutes breach by either party:

          (1) Being in breach of any of the responsibilities in this Agreement;
          (2) Being in breach of any of the warranties and covenants in this Agreement;
          (3)       Any false declarations, warranties and covenants;
          (4) The operating data from January to March provided by the Transferor is severely misstated.

9.2 If either party is in breach of the Agreement after the Agreement is effective, the other party has the right to ask for remedy within a certain time period; or delay asset transfer or delay payment or terminate the Agreement. It also has the right to claim compensation and penalty from the breach party.

9.3 If either party is in breach of the Agreement after all assets have been transferred or full payment has been made according to the terms of the Agreement, the other party has the right to claim compensation and penalty from the breach party.

9.4 If the Agreement is terminated due to severe breach of the Agreement by one party, the breach party should pay 10% of the total amount of the Contract to the other party for compensation.

9.4 If both Parties are at fault, then each party is responsible for its own actions.


     ARTICLE 10 DISPUTE SETTLEMENT

          Any disputes arising from the execution of or in connection with the Agreement shall be settled through friendly consultations between both Parties. In case no settlement can be arrived through consultations, the dispute shall be submitted to Beijing Arbitration Commission for arbitration. The arbitration decision is final and binding for both parties.

     ARTICLE 11 NOTICE

          Any notice or other connection between the parties must be in written format and may be delivered by person or sent by fax, express or registered post. The sender should pay postage.

     ARTICLE 12 EFFECTIVE DATES AND OTHERS

12.1 The condition of the Agreement to be effective: Execution by legal representatives or authorized representatives of both parties and sealed with both corporate seals.

12.2      Both Parties agree:
          The Agreement will take effect on June 22, 2001. Prior to the effective day, the Transferor owns and bears all the liabilities and rights related with Transfer Assets. From the effective date of this Agreement up to the day the Transferee completes all the payments and obtains full ownership of the Transfer Assets, all revenues and expenses related to the operations of the Transfer Assets accrue to the Transferee. At the same time the Transferee will take proportional ownership of the Transfer Assets. After the Transferee completes all payments, the Transferee will retain full ownership of the Transfer Assets with all its rights and privileges.

12.3 The parties will cover any omissions with Supplementary Agreements. This Agreement and all the Supplements is deemed to have the same legal force.

Party A:                                    Party B:
Legal Representative: Mingming Lu           Legal Representative: Xia Gao
Date: June 22, 2001                         Date: June 22, 2001

                                   EXHIBIT B1
                                  XIN NET CORP.
        PRO FORMA CONSOLIDATED BALANCE SHEET TO JUNE 30, 2001(Unaudited)
                          AFTER DISPOSAL OF ISP ASSETS

BASIS OF PRESENTATION

The following pro forma consolidated balance sheet is presented to illustrate the effects of the disposal of internet access card services on Xin Net Corp. ("the Company"). The pro forma consolidated balance sheet has been derived from, and should be read in conjunction with, the historical consolidated financial statements, including notes thereto, of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 filed with SEC on August 13, 2001.

The following pro forma consolidated balance sheet assumes that the Company has disposed its internet access card services as of June 30, 2001. The pro forma consolidated statement of operations has not been included because the only effect is a gain directly attributable to the transaction and has been reflected in the pro forma consolidated balance sheet. The historical statement of operations of the Company for the six months ended June 30, 2001 has already reflected the operating results of the continuing operations for the period. The gain would be the same if the transaction occurred at the beginning of the year or during the six month period ended June 30, 2001.

The pro forma financial information has been prepared in accordance with U.S. GAAP.

The pro forma consolidated balance sheet is presented for information purpose only and is not necessarily indicative of the future financial condition or operating results of the Company.

DISPOSAL OF INTERNET ACCESS CARD SERVICES

On June 22, 2001, the joint venture partner of the Company, Xin Hai Technology Development Ltd., has signed an agreement to sell its internet access card services with related assets to a private company in Beijing, People's Republic of China for a sales proceeds of $700,000. $100,000, $50,000, $150,000 and
$200,000 have been received as security deposit for the transaction on June 22, 2001, July 12, 2001, August 17, 2001 and September 18, 2001 respectively. The agreement is subject to payments being made by the other party at specified dates and to the approval of the Company's shareholders at the Annual General Meeting planned for November 2001.

PRO FORMA ASSUMPTIONS

The pro forma consolidated balance sheet incorporates the following pro forma assumptions :

     a. Shareholders of the Company have approved the disposal of internet access card services.

     b. The other party has made payment of the balance, $200,000, to acquire the internet access card services.




                                          XIN NET CORP.
                              PRO FORMA CONSOLIDATED BALANCE SHEET
                                    JUNE 30, 2001 (Unaudited)

                                           Xin Net Corp.           Pro forma       Xin Net Corp.
                                           historical (a)         adjustments        pro forma
                                          -----------------     ----------------- ----------------
ASSETS
Current Assets
  Cash and Short Term Deposits                 $ 1,903,780 (b,c)       $ 600,000      $ 2,503,780
  Investments                                        1,318                     -            1,318
  Accounts Receivables                             518,411   (d)       (290,016)          228,395
  Other Receivables                                  7,283                     -            7,283
  Prepaid Expenses                                  88,341                     -           88,341
  Deferred Costs                                   488,143                     -          488,143
                                          -----------------     ----------------- ----------------
Total Current Assets                             3,007,276               309,984        3,317,260

Property and Equipment, Net                      1,055,513   (d)       (320,771)          734,742

                                          -----------------     ----------------- ----------------
Total Assets                                   $ 4,062,789            $ (10,787)      $ 4,052,002
                                          =================     ================= ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts Payable and Other Accrued
Liabilities                                      $ 748,935                 $   -        $ 748,935
  Unearned Revenue                               2,216,705   (d)       (316,627)        1,900,078
  Security Deposit                                 100,000 (b,e)       (100,000)                -
  Capital Lease Obligation, Current
Portion                                             92,560                     -           92,560
                                          -----------------     ----------------- ----------------
                                                 3,158,200             (416,627)        2,741,573

Stockholders' Equity
  Common Stock                                      21,360                     -           21,360
  Additional Paid In Capital                     7,214,045                     -        7,214,045
  Accumulated Deficit                          (6,178,290)   (f)         405,840      (5,772,450)
  Accumulated Other Comprehensive Income         (152,526)                     -        (152,526)
                                          -----------------     ----------------- ----------------
Total Stockholders' Equity                         904,589               405,840        1,310,429

                                          -----------------     ----------------- ----------------
Total Liabilities and Stockholders' Equity     $ 4,062,789            $ (10,787)      $ 4,052,002
                                          =================     ================= ================


                                  XIN NET CORP.
                NOTES TO THE PRO FORMA CONSOLIDATED BALANCE SHEET
                            JUNE 30, 2001 (Unaudited)

(a) Reflects the historical financial position of the Company at June 30, 2001.

The pro forma consolidated balance sheet includes the following adjustments :

(b) To record the receipt of $400,000 received from the other party as security deposit.

(c) To record the receipt of the balance of payment, $200,000, received from the other party.

(d) To record the disposal of the following assets and liabilities in relation to the internet access card services :

    Assets
                    Property and equipment                     $         320,771
                    Accounts receivable                                  290,016

    Liabilities
                    Unearned revenue                           $         316,627

(e) To transfer the security deposit for calculation of gain on disposal of internet access card services.

(f) To record the gain on disposal of the internet access card services.

                                    EXHIBIT C
                           XIN NET INTERNATIONAL CORP.
        PRO FORMA CONSOLIDATED BALANCE SHEET TO JUNE 30, 2001 (Unaudited)

BASIS OF PRESENTATION

The following pro forma consolidated balance sheet is presented to illustrate the effects on Xin Net International Corp. ("the Company") upon the transfer of assets and liabilities from Xin Net Corp. ("XNET"). The pro forma consolidated balance sheet has been derived from, and should be read in conjunction with, the historical consolidated financial statements, including notes thereto, of XNET's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 filed with SEC on August 13, 2001.

The following pro forma consolidated balance sheet assumes that XNET has disposed its internet access card services and has spun off its remaining business to the Company as of June 30, 2001. The pro forma consolidated statement of operations has not been included because the Company has not commenced operations at the beginning of year 2001 or during the six-month period ended June 30, 2001.

The pro forma financial information has been prepared in accordance with U.S. GAAP.

The pro forma consolidated balance sheet is presented for information purpose only and is not necessarily indicative of the financial position or results of operations of the Company that would have occurred had the transfer of assets and liabilities from XNET been consummated as of the dates indicated. In addition, the pro forma consolidated balance sheet is not necessarily indicative of the future financial condition or operating results of the Company.

DISPOSAL OF INTERNET ACCESS CARD SERVICES

On June 22, 2001, the joint venture partner of the XNET, Xin Hai Technology Development Ltd., has signed an agreement to sell its internet access card services with related assets to a private company in Beijing, People's Republic of China for a sales proceeds of $700,000. $100,000, $50,000, $150,000 and
$200,000 have been received as security deposit for the transaction on June 22, 2001, July 12, 2001, August 17, 2001 and September 18, 2001 respectively. The agreement is subject to payments being made by the other party at specified dates and to the approval of the XNET's shareholders at the Annual General Meeting planned for November 2001.

SPIN OFF OF REMAINING BUSINESS AND ACQUISITION OF PROTECTSERVE PACIFIC LIMITED

On July 31, 2001, XNET has signed a letter of intent to acquire 100% ownership of ProtectServe Pacific Limited ("PSP"), a privately-owned company based in Hong Kong. Prior to a formal agreement being signed, the Company has made loans of $300,000 to PSP in order to allow it to begin implementing its expansion plan. On October 1, 2001, a formal agreement to purchase PSP has been signed. After obtaining approval from XNET's shareholders to spin off its remaining business assets and liabilities, except for cash $800,000, to the Company and to distribute the common shares received from the Company as a distribution by way of a dividend to XNET's shareholders, XNET will issue 4.2 million restricted common shares to the shareholders of PSP, in exchange of 100% of ownership of PSP. In addition, contingent upon performance criteria, XNET will grant to the shareholders of PSP stock purchase options at a nominal price of $0.001 per option. The exact amount of such options to be granted, to a maximum of 18,031,800, will be determined by the level of net income achieved by PSP for the 12-month period ending on August 31, 2002.

If the net income of PSP can achieve the determined level for the 12-month period ending on August 31, 2002, the shareholders of PSP will control approximately 51% of the issued share capital of XNET upon exercising their share purchase options.

The Company will issue 21,360,010 common shares in exchange for the assets and liabilities transferred in from XNET.

The Company's authorized share capital is 100 million common shares with a par value of $0.001 each and 25 million preferred shares with a par value of $0.001 each. The board of directors will determine the terms of the preferred shares upon their issuance.

PRO FORMA ASSUMPTIONS

The pro forma consolidated balance sheet incorporates the following pro forma assumptions :

c. Shareholders of XNET have approved the disposal of its internet access card services and the spin off of remaining business of XNET, except for cash $800,000, to the Company.

d. The other party has made payment of the balance, $200,000, to XNET for acquiring the internet access card services.

e. The following assets and liabilities, at their net book value, have been transferred from XNET to the Company:


       Assets
                      Cash and short term deposits                                $     1,703,780
                      Investments                                                           1,318
                      Accounts receivables                                                228,395
                      Other receivables                                                     7,283
                      Prepaid expenses                                                     88,341
                      Deferred costs                                                      488,143
                      Property and equipment                                              734,742

       Liabilities
                      Accounts payables and accrued liabilities                   $       748,935
                      Unearned revenue                                                  1,900,078
                      Capital lease obligation                                             92,560

f.   The Company has issued  21,360,010 common shares to XNET for the assets and
     liabilities   transferred  in  and  XNET  has   distributed   them  to  its
     shareholders as distribution by way of a dividend.


                                   XIN NET INTERNATIONAL CORP.
                              PRO FORMA CONSOLIDATED BALANCE SHEET
                                    JUNE 30, 2001 (Unaudited)
                                                                                       Xin Net
                                                                                    International
                                        Xin Net Corp.               Pro forma           Corp.
                                       historical (a)              adjustments        pro forma
                                      ------------------        ------------------- --------------
ASSETS
Current Assets
  Cash and Short Term Deposits              $ 1,903,780  (b,c,g)       $ (200,000)    $ 1,703,780

  Investments                                     1,318      (g)                 -          1,318

  Accounts Receivables                          518,411    (d,g)         (290,016)        228,395
  Other Receivables                               7,283      (g)                 -          7,283

  Prepaid Expenses                               88,341      (g)                 -         88,341
  Deferred Costs                                488,143      (g)                 -        488,143
                                      ------------------        ------------------- --------------
Total Current Assets                          3,007,276                  (490,016)
                                                                                        2,517,260

Property and Equipment, Net                   1,055,513    (d,g)         (320,771)        734,742

                                      ------------------        ------------------- --------------
Total Assets                                $ 4,062,789                $ (810,787)    $ 3,252,002
                                      ==================        =================== ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts Payable and Other Accrued
Liabilities                                  $  748,935      (g)             $   -      $ 748,935

  Unearned Revenue                            2,216,705    (d,g)         (316,627)      1,900,078

  Security Deposit                              100,000    (b,e)         (100,000)              -
  Capital Lease Obligation, Current
Portion                                          92,560      (g)                 -         92,560
                                      ------------------        ------------------- --------------
                                              3,158,200                  (416,627)      2,741,573
Stockholders' Equity

  Common Stock                                   21,360      (h)                 -         21,360

  Additional Paid In Capital                  7,214,045      (h)       (6,724,976)        489,069

  Accumulated Deficit                       (6,178,290)    (f,h)         6,178,290              -
  Accumulated Other Comprehensive
Income                                        (152,526)    (f,h)           152,526              -
                                      ------------------        ------------------- --------------
Total Stockholders' Equity                      904,589                  (394,160)        510,429

                                      ------------------        ------------------- --------------
Total Liabilities and Stockholders'
Equity                                      $ 4,062,789                $ (810,787)    $ 3,252,002
                                      ==================        =================== ==============


                           XIN NET INTERNATIONAL CORP.
                NOTES TO THE PRO FORMA CONSOLIDATED BALANCE SHEET
                            JUNE 30, 2001 (Unaudited)

(a)  Reflects the historical financial position of XNET as at June 30, 2001.

The pro forma consolidated balance sheet includes the following adjustments :

(b) To record the receipt of $400,000 received by XNET from the other party as security deposit.

(c) To record the receipt of the balance of payment, $200,000, received by XNET from the other party.

(d) To record the disposal by XNET of the following assets and liabilities in relation to the internet access card services :

         Assets
                       Property and equipment                    $       320,771
                       Accounts receivable                               290,016
         Liabilities
                       Unearned revenue                          $       316,627

(e) To transfer the security deposit received by XNET for calculation of its gain on disposal of internet access card services.

(f) To record the gain on disposal of the internet access card services by XNET.

(g) To reflect the transfer of the following assets and liabilities, at their net book value, to the Company from XNET :


         Assets
                         Cash and short term deposits                               $     1,703,780
                         Investments                                                          1,318
                         Accounts receivables                                               228,395
                         Other receivables                                                    7,283
                         Prepaid expenses                                                    88,341
                         Deferred costs                                                     488,143
                         Property and equipment                                             734,742
         Liabilities
                         Accounts payables and accrued liabilities                  $       748,935
                         Unearned revenue                                                 1,900,078
                         Capital lease obligation                                            92,560


(h) To adjust the shareholders' equity to reflect the issuance of common shares for the assets and liabilities transferred in from XNET.

                                   EXHIBIT C1
                            SHARE EXCHANGE AGREEMENT
               BETWEEN XIN NET CORP. AND PROTECTSERVE PACIFIC LTD.


THIS AGREEMENT dated for reference the 1st day of October, 2001.

BETWEEN:

               KWEI CHI PING, JUSTIN, of Flat A, 16th Floor, Cornell Court, 56 King's Road, North Point, Hong Kong;

               AND

               KWEI LAM WAI YING, KATHERINE, of Flat A, 16th Floor, Cornell Court, 56 King's Road, North Point, Hong Kong;

               AND

               YIM CHUN KEUNG, WILSON, of Flat H, 20th Floor, Block 8, Melody Garden, 2 Wa Chui Road, Tuen Mun N.T., Hong Kong

               (hereinafter collectively called the "Vendors")

AND:

               XIN NET CORP., a Florida corporation with a registered office in the State of Florida, USA, located at Corporate Creations Enterprises, Inc. of 4521 PGA Boulevard, #211, Palm Beach Gardens, Florida, 33418, and a head office within British Columbia located at Suite 830 - 789 West Pender Street, Vancouver

               (hereinafter called the "Purchaser" or "Xin Net")

AND:

               PROTECTSERVE PACIFIC LIMITED., a company duly incorporated under the laws of Hong Kong and having an office and place of business at 1101 China Insurance Group Building, 141 Des Voeux Road, Central Hong Kong

               (hereinafter called the "Company" or "PSP")

WITNESSES THAT WHEREAS:

A. The Vendors are the legal and/or beneficial owners of an aggregate of 5,623,036 shares in the capital of the Company (the "Shares"), allocated as follows:

         Kwei Chi Ping, Justin                       3,092,670

         Kwei Lam Wai Ying, Katherine                1,124,607

         Yim Chun Keung, Wilson                      1,405,759

         Total                                       5,623,036

B. The Vendors have each agreed to sell and the Purchaser has agreed to purchase the Shares upon the terms and conditions herein set forth;

NOW THEREFORE in consideration of the premises, the covenants and agreements and warranties hereinafter set forth, it is hereby agreed as follows:

SALE AND PURCHASE

1. Based on and relying upon the representations and warranties herein, the Vendors hereby each agree to sell the Shares to the Purchaser and the

     Purchaser hereby agrees to purchase the Shares from the Vendors on the terms and conditions herein contained.

2. The purchase price payable by the Purchaser to the Vendors for the Shares shall be US$1,571,640 (the "Purchase Price") payable on the Closing Date by the issuance of 4,200,000 restricted common shares in the capital stock of the Purchaser (the "Exchangeable Shares") as per the allocation table set out in Schedule "A", to be issued in exchange for the Shares held by the Vendors in the Company.

3. The Exchangeable Shares will be issued pursuant to exemptions under Regulation S promulgated under the US Securities Act 1933 and under the Securities Act of British Columbia.

GRANT OF STOCK PURCHASE OPTIONS

4. The Purchaser agrees to grant, pro rata, to the Vendors, stock purchase options, each option entitling, upon the exercise of the options, the holder to receive one common share in the capital stock of the Purchaser at the price of US$0.001 per share. The stock purchase option will expire on the fifth anniversary from the date of grant. The exact number of stock purchase options to be granted will be determined according to a formulae provided in Schedule "B" to this Agreement which is based on the perform-ance of PSP and geared towards a PSP net (after tax) profit threshold of HK$13,000,000 calculated according to US Generally Accepted Accounting Principles (the "US GAAP") for the 12 month operating period ending on August 31, 2002. The date of grant will be within 10 days from the date that PSP produces an auditors report providing the results of PSP's perform -ance and net profits according to US GAAP.

5. In addition to the stock purchase options referred to in Section 4 of this Agreement, the Purchaser further agrees to grant to the management and employees of PSP stock options in the event that PSP's net (after tax) profit calculated according to the US GAAP, shall be more than HK$13,000,001 for the 12 months ending on August 31, 2002. The amount, price and expiry date of additional stock options shall be determined by the board of Directors in accordance with the Purchasers' stock option plan. The date of grant will be the same date discussed in Section 4 of this Agreement.

CASH COMMITTMENT

6. The Purchaser agrees that upon successful Closing the Purchaser will contribute to PSP cash of approximately US$800,000 in US funds or in RMB equivalent for PSP's acquisition, expansion and management expenditures on an "as required" basis and upon approval by both Parties. Considering the need of funds by PSP before Closing, the Purchaser may provide to PSP part of such cash contribution before Closing. Any such cash contribution made by the Purchaser prior to the Closing Date of this Agreement, however, shall be in the form of secured loans made by the Purchaser to PSP.

7. PSP agrees to report to the Purchaser, prior to the Closing Date of this Agreement, its operating cash flow position on a bi-weekly basis and any contract or capital expenditure commitment exceeding US$50,000 will need the Purchaser's approval.

BUY BACK SHARES

8. The Parties agree that in the event that PSP's net (after tax) profit calculated according to US GAAP shall be less than HK$3,000,000 for the 12 months ending on August 31, 2002, the Purchaser will have the right to buy back from the Vendors, pro rata, certain common shares of the Purchaser issued to the Vendor on the Closing Date at the rate of $US$0.001 per share. The exact number of common shares to be bought back by the Purchaser will be determined according to the formulae provided in Schedule "B" to this Agreement. The Parties agree that within 5 days of written notice from the Purchaser each Vendor will execute and deliver to the Purchaser all transfer documents necessary to transfer the Vendors' shares, to be bought back by the Purchaser, free and clear of all charges, liens and encumbrances, and forthwith upon receipt and registration of all documents necessary to transfer to the Purchaser the shares to be bought back by the Purchaser free and clear of all charges, liens and encumbrances, the Purchaser shall deliver to each Vendor a certified cheque payable to the Vendor in the amount of the purchase price specified in the written notice.

COMPANY AND VENDORS' REPRESENTATIONS AND WARRANTIES

9. The Company and the Vendors, jointly and severally, represent and warrant to the Purchaser, to the best of their knowledge, information and belief after making due inquiry that:

     (a) the Company is a company duly incorporated in Hong Kong on September 25, 2000 under Companies Ordinance under the name of Global Surveillance Communications Limited and, effective January 15, 2001, changed its name to ProtectServe Pacific Limited. The Company is not a reporting company and is a valid and subsisting company in good standing with all regulatory authorities;

     (b) the authorized capital of the Company consists of 6,000,000 Shares with a par value of HK$1.00 per share, of which there are 5,623,036 Shares issued and outstanding;

     (c) attached hereto as Schedule "H" are true and complete copies of the Company's audited financial statements for the period from date of incorporation to June 30, 2001 (the "Company's Financial Statements"). The Company's Financial Statements have been prepared in accordance with the Statements of Auditing Standards issued by the Hong Kong Society of Accountants and present fairly the financial position, results of operations and statements of changes in the Company's financial position for the period indicated.

     (d) since June 30, 2001, the Company's business has been operated substantially in accordance with all laws, rules, regulations, orders of competent regulatory authorities, and there has not been:

         (i) any event or change in circumstances that has had, or which the Company may expect to have, a material adverse effect on the Company or its business;

         (ii) any change in liabilities of the Company that has had, or which the Company may expect to have, a material adverse effect on the Company or its business;

         (iii) any incidence, assumption or guarantee of any indebtedness for borrowed money by the Company;

         (iv) any payments by the Company in respect of any indebtedness of the Company for borrowed money or in satisfaction of any liabilities of the Company, other than in the ordinary course of business;

         (v) the creation, assumption or sufferance of the existence of any lien on any assets reflected on the Company Financial Statements;

         (vi) any grant of any severance, continuation or termination pay to any director, officer, stockholder or employee of the Company; or any entering into of an employment, deferred compensation or other similar agreement, or amendment or variation to any such existing agreement;

         (vii) any change by the Company in its accounting principles, methods or practices or in the manner it keeps its books and records;

         (viii) any distribution, dividend or bonus by the Company to any of its respective officers, directors, stockholders or affiliates, or any of their respective affiliates or associates; and

         (ix) any material capital expenditure or commitment by the Company or material sale, assignment, transfer, lease or other disposition of or agreement to sell, assign, transfer lease or otherwise dispose of any asset or property by the Company other than in the ordinary course of business.

     (e) the Shares are free and clear of all liens, claims, charges and encumbrances of every nature and kind whatsoever;

     (f) the Shares are duly authorized, validly issued and outstanding as fully paid and non-assessable shares;

     (g) the Vendors are the sole registered and/or beneficial owners of the Shares and have due and sufficient right and authority to transfer the legal and beneficial title and ownership of the Shares to the Purchaser, and each of the Vendors and the Company has due and sufficient right, power and authority (including any and all necessary corporate and/or shareholder authorizations) to enter into this Agreement on the terms and conditions herein set forth, and this Agreement, when executed and delivered by the Vendors and Company, will constitute a legal and binding obligation of each such party enforceable against it in accordance with its terms;

     (h) no person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Shares or any other shares in the capital of the Company owned by the Vendors or any right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares in the capital of the Company;

     (i) the Company has the full corporate power and authority to carry on the business presently being carried on by it and as proposed to be carried on by it;

     (j) the Company holds all licenses and permits as may be requisite for carrying on its business in the manner in which it has heretofore been carried on.

     (k) there are no material liabilities, contingent or otherwise, other than as set forth in Schedule "H" attached hereto;

     (l) at the Time of Closing, the Company shall not have any liabilities, contingent or otherwise, other than those liabilities set forth as of September 25th, 2001 in Schedule "C" attached hereto, except that the Company may have further liabilities incurred in its normal course of business for the period from September 25th, 2001 to the Date of Closing;

     (m) the books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with Hong Kong generally accepted accounting principles, the financial position of the Company as at the date hereof and all material financial transactions of the Company relating to its business have been accurately recorded in such books and records;

     (n) no payments of any kind have been made or authorized to or on behalf of the Vendors or any of them or to or on behalf of officers, directors or shareholders of the Company or under any management agreements with the Company which are not recorded in the books or records of the Company or which have not been disclosed in writing to the Purchaser other than payments made in the normal course of business;

     (o) there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of the Company or the Vendors, jointly or severally, threatened against or affecting the Company at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

     (p) to the best of the Vendors' knowledge, the Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

     (q) the Company is not a party to any collective agreement with any labour union or other association or employees and no attempt has been made to organize or certify the employees of the Company as a bargaining unit;

     (r) there are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans affecting the Company;

     (s) the Company is not indebted to any employee of the Company or other workers engaged in the business of the Company for any wages or salaries and the Company has not received or been notified of any general wage claims;

     (t) the Company is the sole beneficial owner and has good and marketable title to all its properties and assets free and clear of all liens, mortgages, pledges, deeds of trust, conditional sale agreements, encumbrances, charges or claims of every kind and nature whatsoever;

     (u) the Company has not experienced nor is it aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on its business or the results of its operations;

     (v) neither the Vendors nor any officer, director, employee or shareholder of the Company is now indebted or under obligation to the Company on any account whatsoever; and other than those set forth in Schedule "C" attached hereto the Company is not indebted or under obligation to the Vendors or any officer, director, employee or shareholder of the Company.

10. The Vendors hereby jointly and severally represent and warrant to the Purchaser as follows that:

     (a) the Vendors have the capacity to protect their own interests in connection with the acquisition of the common shares of the Purchaser and are capable of evaluating the merits and risks of an investment in the Purchaser by reason of their business and financial knowledge and experience;

     (b) the Vendors are acquiring the shares of common stock of the Purchaser for investment for their own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Vendors understand that the shares of common stock of the Purchaser have not been, and will not be, registered under the US Securities Act 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Vendors' representations as expressed herein;

     (c) each Vendor acknowledges that the shares of common stock of the Purchaser must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Each Vendor is aware of the restrictions and limitations on resale of the shares of common stock of the Purchaser into the United States or to a US Person pursuant to the provisions of Regulation S promulgated under the Securities Act. In addition, each Vendor is aware of the provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which permit limited resales in the US of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares of common stock of the Purchaser, the availability of certain current public information about the Purchaser, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations;

     (d) each Vendor also acknowledges that the shares of common stock of the Purchaser must be held indefinitely unless subsequently registered under the Securities Act (British Columbia) (the "BC Act") or unless an exemption from such registration is available. Each Vendor is aware that the shares of common stock of the Purchaser are subject to restriction on transferability and resale and may not be transferred or resold in British Columbia or to British Columbia residents except as permitted by the Securities Act (British Columbia) (the "BC Act") and Regulations made under the BC Act;

     (e) each of the Vendors has had an opportunity to discuss the Purchaser's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Purchaser's officers, which questions were answered to the Vendors' satisfaction. Each Vendor has been furnished with or has had access to such information as a sophisticated investor would customarily require to evaluate the merits and risks of the proposed investment together with such additional information as is necessary to verify the accuracy of the information supplied. The Vendors represent and acknowledge that they have been solely responsible for their own due-diligence investigation of the Purchaser and its management and business, for their own analysis of the merits and risks of this investment, and for their own analysis of the terms of the investment, and that in taking any action or performing any role relative to the proposed investment, they have acted solely in their own interest, and that neither they nor any of their agents or employees has acted as an agent, employee, partner or fiduciary of any other person, or as an agent of the Purchaser, or as an issuer, underwriter, broker, dealer or investment advisor relative to this investment;

     (f) each of the Vendors understands that the Purchaser has limited operating history and is in the process of transferring its current business assets and liabilities as referred to in Section 12(p) and
         Section 12(q) of this Agreement, and that investment in the Purchaser involves substantial risks. The Vendors further understand that the acquisition of the shares of common stock of the Purchaser will be a highly speculative investment. Each of the Vendors is able, without impairing his financial condition, to hold the shares of common stock of the Purchaser for an indefinite period of time and to suffer a complete loss of his investment;

     (g) each of the Vendors agrees to indemnify and hold harmless the Purchaser and its officers, directors and agents for any costs, liabilities or losses caused by any misstatement of material fact by such Vendor with respect to the representations and warranties contained in this Section or any other written information provided to the Purchaser by such Vendor in connection with the investment contemplated by this Agreement; and

     (h) each Vendor represents and warrants to the Purchaser that he is not a US Person as defined in Regulation S as promulgated under the Securities Act and that the buy order for the common shares of the Purchaser originated by each Vendor outside of the US.

COMPANY AND VENDORS' COVENANTS

11.  The Company and the Vendors jointly and severally covenant and agree that:

     (a) the representations and warranties contained in this Agreement shall be true at and as of the Time of Closing as if such representations and warranties were made as of such time;

     (b) the Company and the Vendors will permit the Purchaser or whoever it directs on its behalf to examine the records, statements and accounts of the Company on regular business days and during regular business hours up to and including the Closing Date and make such audit of the books of account of the Company and physical verification of the inventory of the Company as the Purchaser may see fit;

     (c) the representations, warranties, covenants and agreements contained herein shall survive the Closing Date and notwithstanding the Closing of the purchase and sale herein contemplated, shall continue in full force and effect;

     (d) the Company and the Vendors will, jointly and severally, prior to Closing, take all steps and proceedings and execute such further assurances and documents as may be required to obtain the transfer and registration of the Shares into the name of the Purchaser provided that all terms and conditions to be observed and performed by the Purchaser at the Time of Closing have been observed and performed;

PURCHASERS' REPRESENTATIONS AND WARRANTIES

12. As an inducement to the Company and each of the Vendors to enter into this Agreement and to consummate the transactions provided for herein, the Purchaser represents and warrants to the Company and each of the Vendors, to the best of its knowledge, information and belief after making due inquiry that:

     (a) the Purchaser was incorporated on September 6, 1996 under the laws of the State of Florida under the name of Placer Technologies, Inc, and, effective on July 24, 1998, changed its name to Xin Net Corp.;

     (b) the Purchaser is duly incorporated, validly existing and in good standing under the laws of the State of Florida;

     (c) the Purchaser is now and as of the Closing Date will be traded on the OTC Bulletin Board;

     (d) it has full and absolute right, power and authority to enter into this Agreement on the terms and conditions herein set forth, to carry out the transactions contemplated hereby and, to transfer on the Closing Date to the Vendors all legal and beneficial ownership in and to the Exchangeable Shares;

     (e) this Agreement once duly executed and delivered by the Purchaser will constitute a legal, valid and binding obligation of the Purchaser; enforceable against the Purchaser in accordance with its terms;

     (f) no proceedings have been taken or authorized by the Purchaser, or to the knowledge of the Purchaser, by any person, with respect to the bankruptcy, insolvency, liquidation, dissolution or winding-up of the Purchaser or with respect to any amalgamation, merger, consolidation, arrangement or reorganization relating to the Purchaser;

     (g) the authorized capital stock of the Purchaser consists of 50,000,000 shares of US $0.001 par value common stock of which 21,360,010 are issued and outstanding;

     (h) all of the issued and outstanding shares of the Purchaser have been duly and validly authorized and issued in accordance with applicable laws and are validly outstanding, fully paid and non-assessable;

     (i) there are 5,884,990 Series "A" and 10 Series "B" Share Purchase Warrants of the Purchaser issued and outstanding. Each Series "A" Share Purchase Warrant entitles the holder to purchase, on the earlier of (1) March 21, 2003 and (2) the 90th day after the day on which the weighted average trading price of the Purchaser's shares exceeds US$1.25 per share for 10 consecutive days, one additional unit at a price of US$1.00 per unit, each unit consisting of one common share of the Purchaser and one Series "B" Share Purchase Warrant. Each Series "B"

         Share Purchase Warrant entitles the holder to purchase one additional common share of the Purchaser at a price of $1.50 on the earlier of (i) March 31, 2004 and (ii) one year after the occurrence of (i)(2) described above in this section;

     (j) there are 2,136,000 stock options granted by the Purchaser outstanding. Each stock option entitles the holder to purchase common shares of the Purchaser at US$1.30 per share. The stock options expire on November 12, 2004;


     (k) all of the Exchangeable Shares which will be issued to the Vendors hereunder in compliance with applicable laws and the articles of the Purchaser, and will be issued fully paid and non-assessable, and free and clear of all liens, charges, encumbrances and trading restrictions other than as may be imposed by applicable U.S. Federal and State laws;

     (l) the Purchaser has five wholly owned subsidiaries:

         (a)      Infornet Investment Limited (a Hong Kong corporation);
         (b)      Infornet Investment Corp. (a Canadian corporation);
         (c)      Xinbiz Corp. (a British Virgin Islands corporation);
         (d)      Xinbiz (HK) Limited (a Hong Kong corporation); and
         (e)      Xin Net International Corp. (a Nevada corporation).

         On August 25, 1997, through its wholly owned subsidiary Infornet Investment Limited, under the laws of the Peoples' Republic of China, the Purchaser formed an 80% cooperative joint venture called Xinnet Telecom Corp., Ltd. with Xin Hai Technology Development Ltd. (a Peoples' Republic of China Corporation) as a 20% partner for a term of twenty years. The joint venture agreement was amended on April 13, 2000 to give Infornet Investment Limited control over the joint venture for another fifteen years after the recovery of total investment and interest from external financing in the joint venture

     (m) the officers and directors of the Purchaser are as follows:

                  Name                      Position

                  Xiao-Qing Du              Director
                  S.Y. Marc Hung            Director and President
                  Ernest Cheung             Director and Secretary
                  Maurice Tsakok            Director

     (n) attached hereto as Schedule "D" are true and complete copies of the Purchasers audited financial statements for the fiscal year ended on December 31, 2000 as contained in the Purchasers' Form 10-KSB and Unaudited Financial Statements as of March 31 and June 30, 2001 contained in the Purchaser's Form 10-QSB Interim Reports for the 1st and 2nd Quarter, 2001, respectively (the "Purchaser's Financial Statements"). The Purchaser's Financial Statements have been prepared in accordance with the US Generally Acceptable accounting principles and present fairly the financial position, results of operations and statements of changes in the Purchaser's financial position for the period indicated;

     (o) no adverse material changes in the affairs of the Purchaser have occurred since June 30, 2001;

     (p) the Purchaser is currently in the business of providing internet access and content services, domain name registration and other value-added services, such as e-commerce and advertising. On June 22, 2001 the Board of Directors authorized the Purchaser's Joint Venture partner, Xin Hai Technology Development Ltd. in China to sign an Agreement to sell the Purchaser's assets of Internet access provision ("ISP") to Bejing Sino Soft Intel Information Technology Ltd. (the "ISP Transaction"). The Purchaser filed on June 27, 2001 a Form 8-K "Current Report" and on July 12, 2001 a Form 8-K "Amended Current Report" with the US Securities and Exchange Commission("SEC") regarding this decision. The Purchaser will request shareholders approval of the ISP Transaction at its Annual General Meeting of 2001, which is planned to be held in October or November, 2001 (the "AGM");

     (q) the Purchaser is also in the process of transferring its current business assets [other than the ISP assets referred in Section 12(p)] and liabilities, except for cash of US$800,000 (which will be used to manage and expand PSP operation) to Xin Net International Corp., a wholly owned subsidiary of the Purchaser referred to in Section 12(l) in exchange of the shares of the Xin Net International Corp. to be distributed by way of dividend to the Purchasers shareholders as of the record date for the AGM on a share for share basis (the "Spin- Off"). On August 3, 2001 the Purchaser filed a Form 8-K "Current Report" with the SEC with the Purchaser's intent to carry out the Spin-Off described herein. The Purchaser will request shareholders approval of the Spin-Off at its AGM;

     (r) there are no liabilities, contingent or otherwise of the Purchaser which are not disclosed or reflected in its Financial Statements set forth in Schedule "D" attached hereto;

     (s) at the time of Closing, the Purchaser shall not have any liabilities, contingent or otherwise, other than those liabilities set forth as of September 25th, 2001 in Schedule "E" attached hereto, except that the Purchaser may have further liabilities incurred in its normal course of business for the period from September 25th, 2001 to the Date of Closing;

     (t) there is no litigation, proceeding, or investigation pending or threatened against the Purchaser, nor does the Purchaser know, or have grounds to know, of any basis for any litigation, proceeding or investigation against the Purchaser, except as disclosed in writing to the Vendors;

     (u) since June 30, 2001, the Purchaser's business has been operated substantially in accordance with all laws, rules, regulations, orders of competent regulatory authorities, and there has not been:

         (i) any event or change in circumstances that has had, or which the Purchaser may expect to have, a material adverse effect on the Purchaser or its business;

         (ii) any change in liabilities of the Purchaser that has had, or which the Purchaser may expect to have, a material adverse effect on the Purchaser or its business;

         (iii) any incidence, assumption or guarantee of any indebtedness for borrowed money by the Purchaser;

         (iv) any payments by the Purchaser in respect of any indebtedness of the Purchaser for borrowed money or in satisfaction of any liabilities of the Purchaser, other than in the ordinary course of business;

         (v) the creation, assumption or sufferance of the existence of any lien on any assets reflected on the Purchaser Financial Statements;

         (vi) any grant of any severance, continuation or termination pay to any director, officer, stockholder or employee of the Purchaser; or any entering into of an employment, deferred compensation or other similar agreement, or amendment or variation to any such existing agreement;

         (vii) any change by the Purchaser in its accounting principles, methods or practices or in the manner it keeps its books and records;

         (viii) any distribution, dividend or bonus by the Purchaser to any of its respective officers, directors, stockholders or affiliates, or any of their respective affiliates or associates; and

         (ix) any material capital expenditure or commitment by the Purchaser or material sale, assignment, transfer, lease or other disposition of or agreement to sell, assign, transfer lease or otherwise dispose of any asset or property by the Purchaser other than in the ordinary course of business, the ISP Transaction and the Spin-Off referred to in Section 12(p) and 12(q) of this Agreement.

     (v) the Purchaser does not own or lease any real property or material assets other than those set forth in Schedule "F" attached hereto;

     (w) there are no contracts or indebtedness between the Purchaser and any of its shareholders, or affiliates or associates of any of its shareholders other than those set forth in Schedule "I" attached hereto;

     (x) there are no material contracts to which the Purchaser is a party other than those set forth in Schedule "G" attached hereto;

     (y) the operation of the Purchaser's business has not violated or infringed any U.S. Federal or State laws or regulations;

     (z) all tax returns and reports of the Purchaser required by law to be filed prior to the date hereof have been filed and are substantially true, complete and correct, and all taxes and other government charges have been paid or accrued in the Purchaser Financial Statements;

     (aa)the information contained in the documents, certificates and written statements (including this Agreement and the attachments thereto) furnished by the Purchasers to the Vendors are true and complete in all material respects and do not omit to state any material fact necessary in order to make the statements therein; and

     (bb)there is no fact known to the Purchaser that has not been disclosed to the Vendors in writing that could reasonably have a material adverse effect on the Purchaser.

Purchasers Covenants

13.  The Purchaser covenants and agrees as follows:

        (a) the management of the Purchaser will recommend for election, at the AGM of the Purchaser, the following persons as the directors and officers of the Purchaser:


                  Name                               Position
                  ----                               --------
                  S.Y. Marc Hung                     Director, President
                  Ernst Cheung                       Director, Secretary
                  Maurice Tsakok                     Director
                  Xiao-Qing Du                       Director
                  Kwei Chi Ping, Justin              Director
                  Yim Lam Thuy Hong, Suzanne         Director
                  Yim Cheun Keung, Wilson            Director


               of which Kwei Chi Ping, Justin, Yim Cheun Keung, Wilson and Yim Lam Thuy Hong, Suzanne are nominated by PSP.


        (b) PSP will be entitled to nominate two (2) additional directors if it achieves the HK$13,000,000 net (after tax) profit for the 12 month operating period ending August 31, 2002 as referred to in
               Section 4 of this Agreement.

        (c) PSP will be entitled until August 31, 2002 to operate its business without any interference from the Purchaser except that the Purchaser will have the right to examine PSP's records, statements and accounts as referred to in Sections 11 (b) of this Agreement.

        (d) on the Closing Date, and provided that all terms and conditions to be observed and performed by the Vendors at the Time of Closing have been observed and performed, the Purchaser will issue the Exchangeable Shares to the Vendors, such Exchangeable Shares to be issued free and clear of any liens, encumbrances and charges, but subject to applicable trading restrictions imposed by U.S. and British Columbia securities legislation, and imposed under such other securities legislation applicable in each jurisdiction where any of the Vendors are resident;

        (e) in addition to the US$800,000 contribution referred to in Section 6 of this Agreement, any proceeds from Xin Net stock purchase options and/or warrants which are exercised after the date of this Agreement shall be retained by the Purchaser as funds for expanding PSP business and/or working capital for PSP business.

CONDITIONS PRECEDENT FOR THE VENDORS

14. The joint and several obligations of the Vendors to carry out the terms of this Agreement and to complete the sale contemplated herein is subject to the following conditions:

     (a) the Purchaser shall have performed and satisfied each of its obligations hereunder required to be performed and satisfied by it on or prior to the Closing Date and each of the representations and warranties of the Purchaser contained herein shall have been true and correct and contained no misstatement or omission that would make any such representation or warrant misleading when made, and shall be true and correct and contain no misstatement or omission that would make any such representation or warranty misleading at and as of the Closing Date with the same force and effect as if made as of the Closing Date;

     (b) the transactions contemplated by this Agreement shall not violate any applicable law and there shall be no pending actions or proceedings by any State, U.S. Federal or State regulatory authority or by any other person challenging or seeking to materially restrict or prohibit the transfer and exchange contemplated hereby or the consummation of the transactions contemplated by this Agreement;

     (c) the Purchaser's Board of Directors, by proper and sufficient vote respectively, shall have approved this Agreement and the transactions contemplated hereby;

CONDITIONS PRECEDENT FOR THE PURCHASER
15. All obligations of the Purchaser under this Agreement are subject to the fulfillment on or prior to Closing, of each of the following conditions to the satisfaction of the Purchaser's solicitor:

     (a) the Purchaser has received regulatory approval of this Agreement, if required;

     (b) the shareholders of the Purchaser approved the ISP Transaction and the Spin-Off at the AGM. The Purchaser has completed the ISP Transaction and the Spin-Off referred to in Section 12(p) and 12(q) of this Agreement respectively;

     (c) all covenants, warranties and agreements of the Company and the Vendors to be performed on or before the Closing Date pursuant to the terms and conditions of this Agreement have been duly performed;

     (d) the Vendors shall transfer the Shares to the Purchaser and such Shares shall be registered on the books of the Company in the name of the Purchaser at the Time of Closing; and

     (e) the representations and warranties of the Company and the Vendors set forth in this Agreement shall be true and correct as of the date of the Agreement and shall be true and correct as at the Date of Closing as if made by the Vendors on the Closing Date.

16. The Company and the Vendors jointly and severally agree that the foregoing conditions in section 15 are inserted for the exclusive benefit of the Purchaser and may be waived by the Purchaser in whole or in part at any time.

17. In the event any of the conditions set forth in section 15, are not met by the Closing Date for whatever reason, the Purchaser at his option, may elect not to proceed with the purchase of the Shares contemplated herein without prejudice to any other rights and remedies.

SHARE CERTIFICATE LEGENDS

18. It is understood that the certificates evidencing the Purchaser's shares of common stock may bear one or more legends in substantially the following forms, as well as any other legend required by the laws of any applicable jurisdiction:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE U.S. OR TO US PERSONS IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS FOR SUCH SECURITIES MAY NOT BE MADE UNLESS IN COMPLIANCE WITH SUCH ACT.

         THE SHARES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD IN THE U.S. OR TO US PERSONS EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

     The Purchaser need not record a transfer of the shares, unless the conditions specified in any applicable legends are satisfied. The Purchaser may also instruct its transfer agent not to record the transfer of any of the shares unless the conditions specified in the applicable legends are satisfied.

19. The legend relating to the Securities Act endorsed on a stock certificate pursuant to this Agreement and the stop transfer instructions with respect to the shares represented by such certificate shall be removed and the Purchaser shall issue a certificate without such legend to the holder of such shares if such shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder provides to the Purchaser an opinion of counsel reasonably satisfactory to the Purchaser, or a no-action letter or interpretive opinion of the staff of the Securities and Exchange Commission (the "SEC") to the effect that a public sale, transfer or assignment of shares may be made without registration and without compliance with any restriction such as Rule 144.

CLOSING

20. The sale and purchase of the Shares shall be closed within 10 days from the date that the Purchaser has received the regulatory approval referred to in
     Section 15 (a) of this Agreement and the Purchaser has completed the ISP Transaction and the Spin-Off referred to in Sections 12(p) and 12(q) of this Agreement or on such other date agreed by all of the parties hereunder, at the office of the Purchaser, or at any other place agreed to by all of the Parties, which date and time are referred to herein as the "Date of Closing", the "Closing Date", the "Closing" and the "Time of Closing".

21.  At Closing, the Vendors shall deliver to the Purchaser:

     (a) share certificates duly endorsed for transfer of 5,623,036 Shares, constituting the totality of Shares issued and outstanding at Closing Date, with a par value of HK$1.00 per share in the capital of the Company into the Purchaser's name representing the Shares;

     (b) certified copies of resolutions of the directors of the Company authorizing and approving the transfer of the Shares, registration of the Shares in the name of the Purchaser, authorizing the issue of new share certificates representing the Shares in the name of the Purchaser, and entry of the name and address of the Purchaser into the Register of Members and Register of Directors of the Company;

     (c) all corporate records and books of account of the Company, including, without limitation, the minute book, corporate seal, share register books, share certificate books and annual reports of the Company;

     (d) certified copies of such resolutions of the shareholders and directors of the Company as are to be passed to authorize the execution, delivery and implementation of this Agreement and of all documents to be delivered by the Vendor pursuant thereto;

     (e) a certificate signed by the Company and the Vendors that all covenants, warranties and agreements of the Vendors pursuant to the terms of this Agreement have been duly performed and that the representations and warranties of the Vendors set forth in this Agreement are true and correct as at the Date of Closing;

22.  At Closing the Purchaser shall deliver to the Vendor the following:

     (a) share certificates representing the Exchangeable Shares in the names and denominations set out in Schedule "A" hereto;

     (b) certified copies of resolutions of the directors of the Purchaser authorizing and approving the issuance of the Exchangeable Shares, registration of the Exchangeable Shares in the name of the Vendors in accordance with Schedule "A" hereto and authorizing the issue of the new share certificates representing such Exchangeable Shares;

     (c) all corporate records and books of account of the Company, including without limitation, the minute book;

     (d) certified copies of such resolutions of the directors of the Purchaser as are to be passed to authorize the execution, delivery and implementation of this Agreement and of all documents to be delivered to the Vendors pursuant thereto; and

     (e) a certificate signed by a duly authorized officer of the Purchaser that all covenants, warranties and agreements of the Purchaser pursuant to the terms of this Agreement have been duly performed and that the representations and warranties of the Purchaser set forth in this Agreement are true and correct as at the Closing;

INDEMNITY

23. The Purchaser shall be indemnified and held harmless by the Company and the Vendors in respect of any and all damages incurred by the Purchaser as a result of any inaccuracy or misrepresentation in or breach of any representation or warranty, covenant or agreement made in this Agreement by the Company and the Vendors.

24. The Vendors shall each be indemnified and held harmless by the Purchaser in respect of any and all damages incurred by any of such Vendors as a result of any inaccuracy or misrepresentation in or breach of any representation, warranty, covenant or agreement made by the Purchaser in this Agreement.

SURVIVAL OF REPRESENTATION, WARRANTIES AND COVENANTS

25. Except as hereinafter provided, all representations, warranties, covenants, agreements and obligations of the parties hereto shall survive the Closing and shall expire one year following the Closing Date.

GENERAL

26. This Agreement shall be governed by and be construed in accordance with the laws of the State of Florida, USA.

27. Any notice to be given to a party hereto shall be in writing and signed by or on behalf of such party and shall be given to the other party by delivery thereto, or by sending by prepaid registered mail, telex, facsimile, telegram or cable to the address of the other as hereinbefore set forth or to such other address of which notice is given, and any notice shall be deemed not to have been sufficiently given until it is received. Any notice or other communication contemplated herein shall be deemed to have been received on the day delivered, if delivered; on the seventh business day following the mailing thereof, if sent by registered mail; and on the business day following the transmittal thereof, if sent by telex, facsimile, telegram or cable. If normal mail, telex, facsimile, telegram or cable service shall be interrupted by strike, slow down, force majeure or other cause, the party sending the notice shall utilize any of the other such services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt of same by the other party.

28. The parties shall execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

29. The provisions herein contained constitute the entire agreement between the parties hereto and supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between parties.

30. This Agreement may be amended by a written instrument signed by the party against whom enforcement of the amendment is sought and any waivers made on the part of the Purchaser with respect to any terms or conditions herein must be in writing and signed by them.

31. If any provision of this Agreement is unenforceable or invalid for any reason whatever, such unenforceability or invalidity shall not effect the enforceability or validity of the remaining provisions of this Agreement and such provision shall be severable from the remainder of this Agreement.

32.  Time shall be of the essence hereof.

33. The headings appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

34. This Agreement shall enure to the benefit of and be binding upon the parties and their successors and permitted assigns.

35. This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such agreement or facsimile so executed shall be deemed to be an original and such counterparts together shall constitute one and the same Agreement.

IN WITNESS WHEREOF the parties hereto have caused this indenture to be executed as of the day and year first above written.


Signed, sealed and delivered by               )

KWEI CHI PING, JUSTIN in the presence of:     )

____________________________                  )

Witness Name                                  )     ________________________

________________________________              )     KWEI CHI PING, JUSTIN

Witness Address                               )

________________________________              )

                                              )

________________________________              )

Witness Occupation                            )




Signed, sealed and delivered by               )

KWEI LAM WAI YING, KATHERINE in the presence
of:                                           )

                                              )

________________________________              )

Witness Name                                  )     ________________________

________________________________              )     KWEI LAM WAI YING, KATHERINE

Witness Address                               )

________________________________              )

                                              )

________________________________              )

Witness Occupation                            )

Signed, sealed and delivered by               )

YIM CHUN KEUNG, WILSON in the presence of:    )

                                              )

________________________________              )

Witness Name                                  )       ________________________

________________________________              )       YIM CHUN KEUNG, WILSON

Witness Address                               )

________________________________              )

                                              )

________________________________              )

Witness Occupation                            )



XIN NET CORP.

Per:


--------------------------------
Authorized Signatory


--------------------------------
Authorized Signatory


PROTECTSERVE PACIFIC LIMITED

Per:


---------------------------------
Authorized Signatory


---------------------------------
Authorized Signatory

                                  SCHEDULE "A"

 Share Allocation Table for shares of the Purchaser to be issued to the Vendors



       Name                                    No. of Shares

       Kwei Chi Ping, Justin                       2,310,000

       Kwei Lam Wai Ying, Katherine                  840,000

       Yim Chun Keung, Wilson                      1,050,000
                                                   ---------

       Total                                       4,200,000


                                  SCHEDULE "B"

                   Formulae For Determining Number of Xin Net
                      Stock Purchase Options to be Granted
                   and Xin Net Common Shares to be Bought Back

(a)      Stock Purchase Option to be Granted:
---------------------------------------------------------- -----------------------------------------------

PSP Net (after tax) Profit (US GAAP) for 12
Month Period to be Granted Ended 08/31/2002                 Stock Purchase Options
---------------------------------------------------------- -----------------------------------------------

HK$3,000,000 - 11,000,000                                  0 - 16,000,000 stock options pro-rated
---------------------------------------------------------- -----------------------------------------------

HK$11,000,001 - 13,000,000                                 18,031,800 stock options
---------------------------------------------------------- -----------------------------------------------


(b)      Xin Net Common Shares to be Bought Back:


---------------------------------------------------------- -------------------------------------------------------

PSP Net (after tax) Profit (US GAAP) for 12 Month Period   Number of Common Shares to be Bought Back
Ended 08/31/2002
---------------------------------------------------------- -------------------------------------------------------

Loss or zero                                               4,200,.000 shares
---------------------------------------------------------- -------------------------------------------------------

HK$1 - 2,000,000                                           4,200,000 - 2,200,000 shares pro-rated
---------------------------------------------------------- -------------------------------------------------------

HK$2,000,001 - 3,000,000                                   2,200,000 - 1 shares pro-rated
---------------------------------------------------------- -------------------------------------------------------


                                  SCHEDULE "C"

                       Current Material Liabilities of PSP

As of September 25, 2001, PSP has no current material liabilities, contingent or otherwise except for:

Long-term debt in the amount of US$68,741 with no interest bearing, owed to the shareholders. There are no specific payment terms for the debt.

A loan in the amount of US$300,000 from Xin Net corp. The loan, which carries an interest of 8% per annum, is payable on demand.

                                  SCHEDULE "D"

              Form 10-KSB including Financial Statements of Xin Net
                  for the year ended December 31, 2000 and Form
                10-QSB Interim Reports for 1st Quarter, 2001 and
                                2nd Quarter, 2001

                                  SCHEDULE "E"

                         Current Liabilities of Xin Net

As at September 25, 2001, Xin Net had no current liabilities, contingent or otherwise, except for the following:

Accounts Payable and accrued liabilities                      $   648,886

Unearned revenue                                              $ 1,940,751

Security Deposit (from Sino Soft)                             $   300,000

Obligation under capital lease                                $    80,793

                                                               ----------

                                                               $2,970,430

                                                               ----------

                                  SCHEDULE "F"

                   Current Real Properties or Material Assets
                           Owned or Leased by Xin Net

As at October 1, 2001 Xin Net had no current real property or material asset owned or leased by Xin Net except for the following:


(a)      Property and Equipment Owned:

        - Office Equipment
        - Equipment
        - Computer Software
        - Furniture

(b)      Leases:

        (1) Xin Net through its wholly owned subsidiary, Internet Investment Corp. leases computer equipment with a rental of approximately US$5,330 per month to June 30, 2002. The liability includes imputed interest at an average rate of 6.12% per annum.

        (2) Xin Net leases office space under various operating leases expiring through July, 2002. The rental equipment commitment for 2001 is US$206,648 and for 2002 is US$47,838.

                                  SCHEDULE "G"

                          Material Contracts of Xin Net

As at October 1, 2001 Xin Net has no material contracts except for the following:

1. Joint Venture Agreement between Infornet Investment Limited (Xin Net's wholly owned subsidiary) and Xin Hai Technology Development Ltd. (a Peoples Republic of China Corporation) dated August 25, 1997 and amended April 13, 2000.

2. Registrar Accreditation Agreement between Xin Net Corp. and ICANN (Internet Corporation for Assigned Names and Numbers) dated December 21, 1999.

3. Registrar License Agreement (RLA) between Xin Net Corp. and Network solutions, Inc. dated June 16, 2000.

                                  SCHEDULE "H"

         Audited Financial Statement of the Company for the period from date of Incorporation to June 30, 2001

                                  SCHEDULE "I"

         Contracts or Indebtedness Between the Purchaser and any of its Shareholders, or Affiliates or Associates of Any of its Shareholders

1. Promissory Note dated June 30, 2001 for US$2,292,729 from Xin Net Telecom Corp. Ltd. to Xin Net Corp.

2. Promissory Note date June 30, 2001 for US$860,755 from Xin Net Telecom Corp. Ltd. to Infornet Investment Corp.

                                   EXHIBIT C2

                            PROTECTSERVE PACIFIC LTD.
            AUDITED FINANCIAL REPORT FROM INCEPTION TO JUNE 30, 2000

                          PROTECTSERVE PACIFIC LIMITED
         (FORMERLY KNOWN AS GLOBAL SURVEILLANCE COMMUNICATIONS LIMITED)
                         REPORT AND FINANCIAL STATEMENTS
   FOR THE PERIOD FROM SEPTEMBER 25, 2000 (DATE OF INCEPTION) TO JUNE 30, 2001

CONTENTS                                                               PAGE
---------------------------------------------------------------------------
Report of Independent Auditors                                         F-1
Statement of Earnings                                                  F-2
Balance Sheet                                                          F-3
Statement of Cash Flow                                                 F-4
Statement of Stockholders' Equity                                      F-5
Notes to the Financial Statements                                      F-6


REPORT OF INDEPENDENT AUDITORS
TO THE SHAREHOLDERS OF PROTECTSERVE PACIFIC LIMITED
(FORMERLY KNOWN AS GLOBAL SURVEILLANCE COMMUNCATIONS LIMITED)
(Incorporated in Hong Kong with limited liability)

We have audited the accompanying balance sheet of Profectserve Pacific Limited as of June 30, 2001 and the related statements of income, stockholders' equity and cash flows for the period from date of inception (September 25, 2000) through June 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Hong Kong. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Protectserve Pacific Limited at June 30, 2001, and the results of its operations and cash flows for the period indicated, in conformity with generally accepted accounting principles in the United States of America.

/s/ Simon Choy & Co.

Simon Choy & Co.
Certified Public Accountants
Hong Kong, August 31, 2001



                                     PROTECTSERVE PACIFIC LIMITED
                                        STATEMENT OF EARNINGS
                      FOR THE PERIOD FROM DATE OF INCEPTION (SEPTEMBER 25, 2000)
                                           TO JUNE 30, 2001

Stated in USD
-------------------------------------------------------------------------------------------------------

Sales                                                                              $    531,173

Cost of sales                                                                           163,073
                                                                                  ---------------------

Gross profit                                                                            368,100

Expenses
      Amortization                                                                       36,355
      General and administrative expenses                                                41,539
      Salaries and wages                                                                148,494
                                                                                  ---------------------
                                                                                        226,388
                                                                                  ---------------------

Income from operations before income taxes                                              141,712

Income taxes                                                                            (22,674)

                                                                                  ---------------------

Net income                                                                         $    119,038
                                                                                  =====================

Earnings per share - basic and diluted                                             $      11.90
                                                                                  =====================

Weighted average common shares outstanding - basic and diluted                           10,000
                                                                                  =====================




                 See accompanying notes to financial statements



                              PROTECTSERVE PACIFIC LIMITED
                                      BALANCE SHEET
                                      JUNE 30, 2001

Stated in USD
------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
     Cash                                                             $       164,651
     Accounts receivable                                                      335,462
                                                                     ---------------------
Total current assets                                                          500,113

Property and equipment, net  (Note 3)                                         440,467

                                                                     ---------------------
TOTAL ASSETS                                                          $       940,580
                                                                     =====================

LIABILITIES AND STROCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accrued liabilities                                                     $  7,943
     Income taxes payable  (Note 5)                                            22,674
                                                                     ---------------------
Total current liabilities                                                      30,617

Loan from shareholders  (Note 4)                                               68,741

                                                                     ---------------------
Total liabilities                                                              99,358
STOCKHOLDERS' EQUITY
     Common stock, $0.1282 par value;                                           1,282
          Authorized, issued and fully paid 10,000 shares
     Capital Reserve (Note 6)                                                 720,902
     Retained earnings                                                        119,038
                                                                     ---------------------
Total stockholders' equity                                                    841,222
                                                                     ---------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $ 940,580
                                                                     =====================


                 See accompanying notes to financial statements


                                     PROTECTSERVE PACIFIC LIMITED
                                        STATEMENT OF CASH FLOW
                      FOR THE PERIOD FROM DATE OF INCEPTION (SEPTEMBER 25, 2000)
                                           TO JUNE 30, 2001
Stated in USD
--------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES

     Net income                                                                     $    119,038
     Adjustments to reconcile net income to net cash provided
      by operating activities
      Expenses paid and contributed by shareholders                                      244,080
      Amortization                                                                        36,355
     Changes in current assets and liabilities
      Accounts receivable                                                                (335,462)
      Accrued liabilities                                                                   7,943
      Income taxes payable                                                                 22,674
                                                                                   ---------------------
Net cash provided by operating activities                                                  94,628

CASH FLOWS FROM FINANCING ACTIVITIES
     Advance from shareholders                                                             68,741
     Proceeds from issuance of common stocks                                                1,282
                                                                                   ---------------------
     Net cash from financing activities                                                    70,023
                                                                                   ---------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                 164,651

CASH AND CASH EQUIVALENTS, DATE OF INCEPTION (September 25, 2000)                            -
                                                                                   ---------------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                            $     164,651
                                                                                   =====================
Supplementary Information
  Cash paid for:
     Interest                                                                       $          -
                                                                                   =====================
     Income taxes                                                                   $          -
                                                                                   =====================
  Non-cash investing and financing activities:
     Property and equipment contributed by shareholders                             $     476,822
                                                                                   =====================


                 See accompanying notes to financial statements
                                       F-4




                                          PROTECTSERVE PACIFIC LIMITED
                                        STATEMENT OF STOCKHOLDERS' EQUITY
                   FOR THE PERIOD FROM DATE OF INCEPTION (SEPTEMBER 25, 2000) TO JUNE 30, 2001
Stated in USD
------------------------------------------------------------------------------------------------------------------
                                          Common         Stock       Additional        Retained         Total
                                          Shares        Amount        Paid In          Earnings
                                                                      Capital
------------------------------------------------------------------------------------------------------------------


Common stock issued for cash                   $10,000 $1,282      $         -       $        -       $    1,282
     at $0.1282 per share

Capital Contributions (non-cash)                                       720,902                           720,902

Net Income                                                                              119,038          119,038

                                     -----------------------------------------------------------------------------


Balance as at June 30, 2001                    $10,000 $1,282      $   720,902       $  119,038       $  841,222
                                     =============================================================================


                 See accompanying notes to financial statements

                          PROTECTSERVE PACIFIC LIMITED
                          NOTES TO FINANCIAL STATEMEMTS
                                  JUNE 30, 2001

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Protectserve Pacific Limited (the Company) was incorporated in Hong Kong under the Companies Ordinance on September 25, 2000. The Company changed its name from Global Surveillance Communications Limited to Protectserve Pacific Limited on January 15, 2001. The Company commenced business on February 1, 2001. The Company's year end is December 31.

The Company is in the business of developing and marketing computer hardware and web-based surveillance monitoring and control systems. The Company markets its products primarily to distributors and agents, which serve practically all industries with a need for security and protection.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting - The financial statements are presented in US Dollars and have been prepared in accordance with generally accepted accounting principles in the United States of America.

Cash and Cash Equivalents - Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less when acquired.

Foreign Currency Translation - The functional currency of the Company is the Hong Kong Dollars and the financial records are maintained and the financial statements are prepared in Hong Kong Dollars. Foreign currency transactions during the period are translated into U.S. Dollars at the exchange rate ruling at the translation dates. Gains and losses resulting from foreign currency transactions are included in the statement of income. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated into U.S. Dollars at period-end exchange rates. Exchange rates between U.S. Dollars and Hong Kong Dollars were fairly stable during the period presented, and thus, there was no net adjustment to stockholders equity. The rate ruling at June 30, 2001 was each U.S. Dollar to 7.80 Hong Kong Dollars, the official rate of exchange.

Use of Estimates - The financial statements were prepared in conformity with accounting principles generally accepted in the United States that require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk - The Company has three customers that each account for more than 10% of sales. As of August 10, 2001, the entire outstanding amounts were received from the customers.

Revenue Recognition - The Company recognizes revenue upon shipment of computer hardware and web-based surveillance monitoring and control systems to the customer. Accounts receivable is shown net of allowance for doubtful accounts and is estimated as a percentage of accounts receivable based on prior experience. Credit risk in minimal as evaluation of customers' financial position is performed regularly. Collateral is not required as a condition of credit. Due to the short period of operations, no allowance for doubtful accounts has been recorded in these financial statements.

Property and Equipment - Property and Equipment is recorded at cost. Amortization is provided over the following estimated useful lives, ranging from five to seven years, using the straight-line method.

Computer Software Costs - In accordance with AICPA Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," the Company capitalizes certain costs incurred for the development of internal use software. These costs include the costs incurred to obtain computer software from third parties and the costs associated with coding, software configuration, upgrades and enhancements. These costs are amortized on a straight-line basis over the remaining estimated economic lives of the assets.

Advertising costs - Advertising costs are expensed when incurred.

Long-Lived Assets - The Company periodically reviews its long-lived assets for impairment based upon the estimated undiscounted cash flows expected to result from the use of the assets and their eventual disposition. When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the asset is written down to its net realizable value.

Earnings Per Share - Basic and diluted earnings per share were computed in accordance with following Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share." Basic net earnings per share is computed by dividing net earnings available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted net earnings per share gives effect to all dilutive potential common shares outstanding during the period. Basic and diluted earnings per share are the same for the period presented in these financial statements.

Income Taxes - The Company accounts for income taxes using the liability method, which requires an entity to recognize deferred tax liabilities and assets. Deferred income taxes are recognized based on the reported differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Further, the effects of enacted tax laws or rate changes are included as part of deferred tax expenses or benefits in the year that covers the enactment in the near-future date. A valuation allowance is provided when there is an uncertainty that a deferred tax benefit will be realized.

Fair Values of Financial Instruments - The carrying amounts of certain financial instruments, including cash, accounts receivable, and accrued liabilities approximate their fair values as of June 30, 2001, because of the relatively short-term maturity of these instruments. The fair value of the Company's related party payables cannot be determined due to the nature of the transaction.

Recent Accounting Pronouncements - In June 2001, the Financial Accounting Standards Board issued the following SFAS's:

SFAS No. 141, "Business Combinations," which requires all business combinations initiated after June 30, 2001, to be accounted for under the purchase method of accounting for which the date of acquisition is July 1, 2001 or later. This statement does not affect the financial statements.

SFAS No. 142, "Goodwill and Other Intangible Assets," which addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. This statement is required to be applied starting with fiscal years beginning after December 15, 2001. This statement will require the Company to reassess the useful lives of its previously recognized intangible assets and adjust the amortization period. Additionally, any previously recognized intangible asset that is deemed to have an indefinite useful life would cease being amortized. Impairment losses for goodwill and indefinite-lived intangible assets that arise due to the initial application of this Statement are reported as resulting from a change in accounting principle.

SFAS No. 143, "Accounting for Asset Retirement Obligations," which discusses the financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs, which is effective for financial statements issued for fiscal years beginning after June 15, 2002. This statement does not affect the financial statements.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at June 30:

           Equipment                                        $ 125,268
           Computer Software Costs                            351,554
                                                        -----------------
           Property and equipment                             476,822
           Less : amortization                                (36,355)
                                                        -----------------
           Net book value                                   $ 440,467
                                                        =================

Amortization charged to operations during the period was $36,355.

NOTE 4 - LOAN FROM SHAREHOLDERS

Loan from shareholders of $68,741 represents funds advanced for working capital, which are noninterest bearing with no set repayment terms.

NOTE 5 - INCOME TAXES

Tax in the statement of income represents current year income tax at an effective rate of 16%, or $22,674. There is no deferred tax asset or liability included in these financial statements.

NOTE 6 - CAPITAL RESERVE

Capital Reserve represents additional contribution made by shareholders but not yet registered as required by the Hong Kong Companies Ordinance.

                                   EXHIBIT C3

                     PROTECTSERVE PACIFIC LTD. BUSINESS PLAN

EXECUTIVE SUMMARY

ProtectServe Pacific Ltd. (PSP) is an innovative developer and provider of Surveillance Monitoring Control Systems, Data Acquisition Systems, Internet Services and Wireless Communication Systems.

PSP engaged in the sales and marketing of innovative products that aims to protect and enhance the " Lifestyle" and Well-being" in the new Millennium age. PSP has rapidly grown to become a dynamic and leading supplier of remote visual management systems with extensive application in various industries. The company's vision is to become the Asian leading data and video surveillance company.

PSP offers a broad range of video and audio monitoring systems under a brand name " GeniusEye" which are used for various purposes such as security surveillance, remote business management, monitoring of unmanned premises and equipment and traffic control. GeniusEye Systems enable users to observe and monitor through personal computers what is happening in remote sites via phone lines, ISDN, GSM, Intranet and Internet. The systems also integrate digital video and audio recording, remote camera control and intelligent alarm functions.

The founders of the PSP are dedicated entrepreneurs with extensive experience in research and business operations. The strong R&D team comprises qualified professionals and experts in signal processing, telecommunication and digital technologies. The marketing team is well experienced in innovative product promotion, brand building and international marketing.

PSP's directors believe that external fund raising will enhance the Company's profile and expand its capital base for future growth and development. The Directors currently intend to sell the entire shareholding interest or the complete business interest in the company as a going concern.


1.       COMPANY BACKGROUND

ProtectServe Pacific Ltd ( PSP ) was incorporated on September 2000 and commenced its business on March 2001. It was set up as an innovative developer and provider of the State-of-the-Art web-based Surveillance Internet Monitoring Systems.

Since the formation of PSP, the Company have pursued a vision that Real-time Surveillance, Monitoring, Control, Safety, Security, and Remote Diagnostics via the Internet and wireless device communication will become increasingly accepted and adopted into many industries, businesses, and consumer's every-day lives. PSP has focused its efforts on protecting and serving the Well Being of all entities; including government, general industry, business sectors, and private residences, for an endless list of applications. PSP uses leading edge technologies to harness the power of the Internet and Wireless Communication to offer "Lifestyle Service", and real-time peace of mind, on a global basis. The Company has rapidly grown to become a dynamic and leading supplier of remote visual management systems with extensive application in various industries.

The Company has developed "GeniusEye" web-based surveillance software and equipments. The focus of "GeniusEye" is effective utilization of digital video as the most informative channel of today's security systems. An effective solution was possible using object-oriented turnkey system. The architecture of "GeniusEye" is developed in a way that gives `you the ability to construct security systems of any scale and complexity. The "GeniusEye" products allow people to visually monitor remote locations anywhere, anytime through phone lines, Internet or wireless network. They extend people's vision beyond territorial boundaries and open up innovative applications especially in the Internet and Mobile world. System components can communicate using a full arsenal of the known communication mediums. The system works on Windows NT/98/2000 platforms. It's complete plug and play hassle-free security equipment. The Company offer custom configuration to integrate customer's existing analog/digital security devices.

PSP currently offers it's low-cost, high-performance technology and products that allow enterprises, professional, management companies and home users to capture, record, manage and surveillance video and audio contents over the Internet or Intranet as well as PSDN lines. These products and services are targeted at the booming desktop and notebook, video and audio communications market, creating solutions that are easy to use, with the highest performance at affordable prices.

2.       INDUSTRY OVERVIEW

According to the Company's record, the applications of the GeniusEye Systems by existing users are mainly in the areas of remote business management which include retail operation management, remote manufacturing/ warehousing operation management, property/building management and monitoring of unmanned premises and equipment. Along with the advancement of technology, in particular the Internet industry, the Company believes that the applications of GeniusEye Systems can be extended, especially in the area of e-promotion, e-commerce and m-commerce.

General Business Management

Retail operation management

One of the common applications of the GeniusEye Systems is for management of retail operations. With the GeniusEye Systems, image from surveillance cameras, which are installed at the retail stores at different locations, are transmitted to the personal computer in a remote administration office. The manager of the retail stores can therefore monitor and control the activities and operations in different retail stores without making on-site visit physically. A remote audio and video monitoring system is particularly cost-effective for large retail chains which generally take up a great deal of management time for commuting from one store to another. As regards small retail chains or single store businesses which are very often owner-operated or have limited workforce, a remote audio and video monitoring system enables a single human operator to effectively monitor a significant area of interests, keep track of happenings, people and their interactions at multiple stores.

According to statistics published by the Census and Statistics Department of Hong Kong, there were over 60,000 retail establishments in Hong Kong as at the end of 2000. PSP believes that the penetration rate of remote audio and video monitoring systems amongst retail establishments is very low and there remains significant business potential for the Geniuseye Systems.

Manufacturing/Warehousing operation management

PSP believes that it is common for cooperation with manufacturing operations to locate their trading or administrative offices in central or commercial business districts whilst establishing their manufacturing and warehousing operations in different areas where operating cost, particularly rent and wages, are lower. This phenomenon is particularly common in Hong Kong where a lot of companies have relocated their production facilities and/or warehouse across the border to the PRC where wages and rent are relatively lower. PSP considers that such strategy has provided significant business potential for the remote audio and video monitoring system which enables the management to monitor the office and manufacturing operation via personal computers without regard to where they are physically located. The remote monitoring system also enables the management to monitor and control the inventory flow through the warehouses, as well as serves as a security alarm system.

According to statistics published by Census and Statistics Department of Hong Kong, there were 22,581 establishments in Hong Kong as at the end of June 2000 which had manufacturing operations. Due to the relatively high cost of operating operations of most Hong Kong-based companies are located elsewhere outside Hong Kong. PSP also believes that the penetration rate of remote audio and video monitoring systems amongst these establishments is very low and there remains significant business potential for the GeniusEye Systems.

Property/ Building management

Using the conventional CCTV security alarm systems, video images are usually transmitted to a designated guard center which is located at the property being monitored and where the security guards are stationed. By way of GeniusEye Systems, video data captured are transmitted to the monitor at a central control console which can be located anywhere within or far away from the property being monitored. The remote video monitoring system is particularly an effective means for central building management where multi-block housing estates are the targets for monitoring. It can also be used by property management companies which are contracted to manage more than one compound at different locations. Such a system also enable certain property management functions to be performed from a remote control center, such as opening or closing a gate, turning on or off a fountain, or controlling the lighting or air-conditioning of residents' clubhouse. GeniusEye Systems may even be used to monitor and measure the performance and productivity of on-site staff.

According to the list of licensed security companies in Hong Kong published by the Security and Guarding Services Industry Authority, there were approximately 500 property management companies in Hong Kong as at January 2001 which, PSP believes, are all potential users of the GeniusEye Systems.

Monitoring unmanned premises and equipment

Remote audio and video monitoring systems have been used by utility companies in monitoring unmanned premises and equipment, such as water supply systems, power plants located at remote areas, unmanned sites or restricted zones.

PSP considers that the applications of GeniusEye Systems can further be extended for use by educational institutes and government agencies respectively in monitoring and controlling activities such as unmanned equipment in laboratories, progress of construction works in remote sites, and traffic conditions etc.

The Internet Industry

Internet technology enables commercial entities, educational institution, government agencies as well as individuals in different geographic locations to communicate, access and share information; and provides global e-commerce to communicate, access and share information; and provides global e-commerce platforms to the community for conducting and exploring new business opportunities. Meanwhile, Internet applications are widely used in e-mail, data transfer, online information retrieval, advertising and e-commerce.

Internet has demonstrated a rapid growth in popularity towards the end of last decade, and the trend is expected to continue in the new millennium. According to Computer Industry Almanac ("CIA"), there were about 320 million Internet users worldwide at year end 2000 and estimates over 720 million users by year end 2005.

The rapid development of the Internet has altered the fundamental economic structure under which consumers and businesses conduct transactions. PSP believes that e-commerce is going to have a profound effect on the way how people live and work. The Internet offers a convenient means for e-commerce activities as transaction can be conduced almost anywhere and at anytime. E-commerce can occur at any stage of the supply chain, whether within an organization, between businesses, and between businesses to consumers. PSP expects that as the Internet becomes more popular, consumers and businesses will increasingly engage in online offering, evaluating, selecting and purchasing of goods and services, and hence increasing the demand for the GeniusEye Systems which enable real-time video image to be broadcast via the Internet.

Intranet

An Intranet is basically a private network environment that uses the Internet as the backbone for their communications. Usually Intranets are used for communication within a specific company or between a company and its key suppliers or customers. Intranet networks are isolated from the external Internet by security firewalls. Intranet users communicate with servers using user-friendly web browsers from any networked platform or location. Connectivity is simple, inexpensive and seamless. The most common reason for having Intranet is to provide basic applications and file sharing in a simple and cost effective fashion.

PSP believes that the growth in the popularity of the Intranet will provide increasing opportunities for web-based GeniusEye Systems.

The Wireless Generation

Industry analysts are predicting a surge in the number of wireless data subscribers over the next several years as the Internet industry enters into the 3G. The 3G wireless networks are characterized by high data transmission rates: a minimum of 144kbps in all radio environments and up to 2Mbps in low-mobility and indoor environments. The 3G standards will be deployed in carrier networks in a phased approach over the next several years. Wireless network service providers around the world can migrate their existing digital cellular networks to 3G network infrastructures over time.

It is anticipated that within the next few years, wireless handsets and appliances will become pervasive platforms for accessing the Internet. PSP believes that the technology of the GeniusEye Systems can be adapted for use in these wireless and handheld devices, and hence providing good opportunities for the Company.

General Statistics

In addition to expanding the Hong Kong market, PSP are also planning to explore PRC market in the next six months by setting up offices in Guangzhou, Shanghai and Beijing.

As the GeniusEye Systems enable users to observe and monitor through personal computers what is happening in remote sites via phone lines, GSM and the Internet, PSP believes that the growing trend of telephone lines, Internet subscribers and mobile phone subscribers is an indication of the market potential of the GeniusEye Systems.

3.       PRODUCT RANGE

PSP is principal engaged in the design, development and marketing of remote video and audio monitoring systems. Its complete scalability makes GeniusEye the most customizable and flexible security solution on the market today.

GeniusEye iDVR x1  Software (Support Single CCD or USB Camera)

GeniusEye iDVR x4  Software (Support 4 CCD Cameras)

GeniusEye iDVR x8  Software (Support 8 CCD Cameras)

GeniusEye iDVR x12 Software (Support 12 CCD Cameras)

GeniusEye iDVR x16 Software (Support 16 CCD Cameras)

GeniusEye iDVR-PRO x12 Software with max 240 frame per second (Support 12 CCD Cameras)

GeniusEye Genius Boxes with built-in hardware and software support 1-16 CCD cameras

More technical details can be referred to our web site: www.protectserve.com.hk

4.       SALES AND MARKETING

Sales

The users of GeniusEye Systems range from small local companies to multinational enterprises and organizations which are engaged in various business sectors including retail chain, utilities companies, financial institutions, government authorities and educational institutes. The five largest customers were either dealers or distributors of the Company.

The Company's local sales are made either on cash-on-delivery basis or on credit terms of up to 30 days. For sales to PRC distributors or overseas customers, the Company demands full payment in advanced by telegraphic transfer. Where customers have established a favorable payment record, the Company may accept 30% deposit by telegraphic transfer before shipment, with the balance being settled immediately on arrival of the shipment or on credit terms of up to 30 days. The Company did not experience any bad or doubtful debts so far.

In general, the Company is able to deliver or ship its products within seven days from confirmation of purchase orders.

Marketing

PSP should consider the commitment to promoting the awareness for the Company's brand name, in particular " GeniusEye" has been a significant factor contributing to the Company's success. Following series of marketing and promotion programs, the Company trademarks " GeniusEye" have become recognized brand name for remote surveillance systems. To maintain the reputation of and awareness for the Company's products, PSP will continue its marketing effort, particularly in the following areas:

-    to advertise on relevant trade journals, popular magazines and newspapers;

-    to attend trade exhibitions of relevant industries ;

- to provide extensive technology information to its distributors and dealers by way of seminars and training courses so that they possess knowledge on the GeniusEye Systems and their functionality;

- to provide after-sales technical and maintenance support to users of the GeniusEye Systems either directly or through the Company's distributors and dealers; and

- to generate more publicity for the GeniusEye Systems by press release and media interviews

Furthermore, PSP has established Internet website, www. Protectserve.com.hk where existing and potential customers can obtain up-to-date information regarding the Company and its products, including a demonstration of the GeniusEye Systems. PSP believes that such information will help to create more interest in and awareness of the Company's products

5.       COMPETITION

PSP believes that the image compression and video transmission technologies, being the underlying technologies of the GeniusEye Systems or similar remote monitoring systems is at the leading edge of the market which forms a high barrier to entry by companies without strong research and development capability and that the market of such products is still relatively undeveloped. The only direct competition among other market participants is " TeleEye" which has similar operational history and competes in similar market segments. They are publicly listed company on GEM board with trading Symbol 8051.

The following comparison chart illustrates the features and specification of both products.


                                          COMPARSION CHART OF GENIUSEYE iDVRx4 vs TELEEYE PRO
--------------------------------------------------------------------------------------------------------
                                                         GeniusEye iDVR           TeleEye PRO
--------------------------------------------------------------------------------------------------------
Head-Counting Surveillance                                     YES                    NO
Sensor (Motion Detect Recording, no sensor required)           YES             Sensors required
                                                                          Additional software purchase
Internet/Intranet Remote Monitoring                            YES                 required
Web Browser Remote Monitoring (change settings through                   View ONLY, no system settings
internet browser)                                              YES                  allowed
Video recording at the scene                                   YES                    NO
Download recorded files through internet browser               YES                    NO
Telephone Line Remote Monitoring                               YES                    YES
Password Protection                                            YES                    YES
Disk Space Management                                          YES                    YES
System Log File                                                YES                    YES
Burglar Alarm at the scene                                     YES                    YES
Faxing images of Suspected Intruder                            YES                    NO
Alarm to Mobile Phone (Send Alarm message to  Mobile
phone or Telephone)                                            YES                    NO
Send Alarm Digits to Digital Pager                             YES                    NO
E-mail images of Suspected Intruder to mail box                YES                    NO
Send images of Suspected Intruder to FTP server                YES                    NO
Alarm alert from remote computer                               YES                    YES
Digital Answer Machine                                         YES                    NO
vMplayer                                                       YES                    YES
Film Editing (edit, cut/paste, brighten the recorded
films to increase the quality)                                 YES                    NO
Video Resolution (640x480)                                     YES                    YES
                                                          Available in    Additional purchase of PTZ
Remote Pan/Tilt/Zoom control                                  Sept                controller
External sensor connection such                           Available in
smoke detector and fire alarm                                 Sept                    YES

Price Comparison use iDVR 4 vs TeleEye Pro
 ( List Price )                                              $8,800                 $12,990
--------------------------------------------------------------------------------------------------------

PSP considers that GeniusEye has better features and price over TeleEye and the Company should grow , build up and take over a significant market share against TeleEye in the next couple of years.

6.       BUSINESS OBJECTIVES

It is the Company's mission to be a leading technological developer and supplier of remote video and audio monitoring systems in the Asia market. PSP has identified the following key strategies to achieve its mission:

a. To explore new market by establishing joint ventures or branch offices in the high potential markets such as PRC;
b. To expand the size of the market for remote video monitoring systems in Hong Kong and PRC by marketing and advertising campaigns;

c. To expand its Asia distribution network and strengthen the sales and marketing capabilities of major distributors in high potential markets;

d. To develop " KIDOGRAM" website and Genius Box leasing program to Kindergarten
e.   To develop the "Live video on Internet " market
f.   To develop the " Live video on Mobile " market
g. To continue its commitment in research and development in order to expand PSP's product range as well as to enhance the features of the GeniusEye Systems

7.       IMPLEMENTATION PLAN

   For the period from the Latest Practicable Date to December 31, 2001


  Sales and Marketing                 Products Development         Resources Deployment
  ----------------------------------- ---------------------------- ------------------------------

  * Continue business development     - Launch iDVRx4, x8          - Increase technical staff
    activities in Hong Kong and         versions    software         and engineers in June
    PRC
  * Set up office and Tech Center     - Launch iDVRx16 in May      - Total number of full time
    in Guangzhou and Beijing                                         expected to be 20 by the
                                                                     end of 2001
  * Attend Trade fairs and            - Launch KIDOGRAM websites
    Exhibitions in major cities of      to kindergartens in
    PRC                                 September
                                      - Lunch Genius Box leasing
                                        program in October
  ----------------------------------- ---------------------------- ------------------------------


8.       FINANCIAL SUMMARY

INCOME STATEMENT

For the period from 25th Sept, 2000 (date of incorporation) to 30th June, 2001 (stated in HK$)

    ---------------------------------------------- ----------------------------
    Turnover                                                      4,143,151.52
    Cost Of Sales                                                 1,271,966.93
    ---------------------------------------------- ----------------------------
    Gross Profits                                                 2,871,184.59
    Expenses                                                      1,765,826.40
    ---------------------------------------------- ----------------------------
    Profits For The Period                                        1,105,358.20
    ---------------------------------------------- ----------------------------

The Company's turnover increased 23 times in six months to HK$4.14million for period ended 30th June, 2001 from approximately HK$175K for the period ended 28th February, 2001. Such marked growth in turnover represented the increase of the Company's sales transaction and expansion in the range of new products.

The Company's profit margin for the period ended 30th June, 2001 is 69.3% of turnover. This is mainly attributable to the launch of new products which commanded a higher profit margin and the economies of scale resulted from the continuous growth of the company's turnover.

For the audited period, the key components of the Company's operation expenses were salaries and related cost which represented approximately 43% of the Company's turnover and is considered relatively lower in the industry.

For the same reason as described above, the Company's net profit margin for the period ended 30th June, 2001 represents 27% of the turnover.

VALUATION

The Valuation Report has been produced by Tony Kwok Tung Ng & Co, Certified Public Accountants to assist PSP to form the basis of negotiation to sell the entire shareholding interest or the complete business interest in the company as a going concern.

Their value opinion have relied upon the prospectus and public information of TeleEye Holdings Ltd which is the direct competitor of the company with similar operational and competes in similar market segments

The report indicates that the fair market value of the shares of PSP as at Sep. 3, 2001 is HK $ 70,000,000 ( Hong Kong dollars seventy million )

9.       BUSINESS FORECAST

PSP has budgeted a significant growth in the next two years. The new budget is based upon a significant demand and market reception for GeniusEye's products since March 2001. Taking into account of the short history of the actual operation, PSP has prorated and projected the net income to a 24 months financial year by extension without consideration of seasonality and growth.

The current targeted net income for twelve months July 2001 to June 2002 and the financial performance is expected to grow substantially to no less that HK$19 millions and such grow will continue for the next two years. The Company has projected net income performance ending as at end of June 2003 will exceed HK$34 million


                                PROTECTSERVE 5 MONTHS ACTUAL SALES RECORD VESUS TELEEYE TRADING RECORD

  ------------------------------------------------- -------------------------------------------------
                ProtectServe 5 months sales record              TeleEye Trading Record *
                     (HK$'000)                                         (HK$'000)
                             Feb-June 2001                   1998             1999        2000
  ------------------ ------------------------------ -------------- ---------------- ----------- -----
  Turnover                 4,143                            7,294           12,907      16,440
  Cost of Sales          (1,271)               30%        (1,908)         (92,856)     (3,539)   22%
  Gross Profit             2,871               70%          5,386           10,051      12,901   78%
  Expenses               (1,766)               43%        (3,826)          (6,334)     (7,488)   46%
  Profit before tax        1,105               27%          1,560            3,717       5,413   33%
  ------------------ ------------ ----------------- -------------- ---------------- ----------- -----

      Source: TeleEye Holdings Ltd IPO prospectus


                            INCOME STATEMENT FORECAST

  ------------------------ ---------------------------------- ------------------------------------
                            July 2001-- June 2002 (HK$'000)     July 2001-- June 2003 (HK$'000)
  ------------------------ --------------- ------------------ ------------------- ----------------
  Turnover                         63,085                                 96,724
  Cost of Sales                  (24,047)         38%                   (33,079)        34%
  Gross Profit                     39,038         62%                     63,645        66%
  Operating Expenses             (19,865)         31%                   (23,251)        24%
  Profit before tax                19,173         31%                     40,394        42%
  ------------------------ --------------- ------------------ ------------------- ----------------

BASES AND ASSUMPTIONS :

2001-2002

- Turnover for the period of July 2001 to June 2002 based on 3,200 software licenses sold and 870 Genius boxes leasing . - Software licenses revenue forecast based on the actual licenses sold in 5 months (1096 units) Increase number of the sales forces and additional funding expand the market shares.
-    Cost of sales is based on historical costs and projected sales mix.

2002-2003

- Turnover for the period of July 2002 to June 2003 based on 4,800 software licenses sold and 1,320 Genius boxes leasing.
- Decrease in cost of sales due to the cost of license reduced after 5,000 licenses sold.

                                   EXHIBIT C4

           PRO FORMA CONSOLIDATED FINANCIAL STATEMENT OF XIN NET CORP.
                            JUNE 30, 2001(Unaudited)
                              AFTER DISPSAL OF ISP
                    ASSETS, SPIN OFF OF REMAINING BUSINESS TO
                           XIN NET INTERNATIONAL CORP.
                             AND ACQUISITION OF PSP

BASIS OF PRESENTATION

The following pro forma consolidated financial statements are presented to illustrate the effects of disposal of internet access card services, spin off of the remaining business and acquisition of ProtectServe Pacific Limited ("PSP") on Xin Net Corp. ("the Company"). The pro forma consolidated financial statements have been derived from, and should be read in conjunction with, the historical consolidated financial statements, including notes thereto, of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 filed with SEC on August 13, 2001 and the audited financial statements, including notes thereto, of PSP for the period ended June 30, 2001 as contained elsewhere in this PRE 14C.

The following pro forma consolidated financial statements assume that the Company has disposed its internet access card services, spun off its remaining business and acquired PSP as of June 30, 2001. The pro forma consolidated statement of operations will be the same if the disposal of internet access card services, spin off of remaining business and acquisition of PSP has been consummated at the beginning of the year or during the six-month period ended June 30, 2001.

The pro forma financial information has been prepared in accordance with U.S. GAAP.

The pro forma consolidated financial statements are presented for information purpose only and is not necessarily indicative of the financial position or results of operations of the Company that would have occurred had the disposal of internet access card services, spin off of remaining business and acquisition of PSP been consummated as of the dates indicated. In addition, the pro forma consolidated financial statements are not necessarily indicative of the future financial condition or operating results of the Company.

DISPOSAL OF INTERNET ACCESS CARD SERVICES

On June 22, 2001, the joint venture partner of the Company, Xin Hai Technology Development Ltd., has signed an agreement to sell its internet access card services with related assets to a private company in Beijing, People's Republic of China for a sales proceeds of $700,000. $100,000, $50,000, $150,000 and
$200,000 have been received as security deposit for the transaction on June 22, 2001, July 12, 2001, August 17, 2001 and September 18, 2001 respectively. The agreement is subject to payments being made by the other party at specified dates and to the approval of the Company's shareholders at the Annual General Meeting planned for November 2001.

SPIN OFF OF REMAINING BUSINESS AND ACQUISITION OF PSP

On July 31, 2001, the Company has signed a letter of intent to acquire 100% ownership of PSP, a privately-owned company based in Hong Kong. Prior to a formal agreement being signed, the Company has made loans of $300,000 to PSP in order to allow it to begin implementing its expansion plan. On October 1, 2001, a formal agreement to purchase PSP has been signed. After obtaining approval from the Company's shareholders to spin off its remaining business assets and liabilities, except for cash $800,000, to a company called Xin Net International Corp. ("XNETI") and to distribute the common shares received from XNETI as distribution by way of a dividend to the Company's shareholders, the Company will issue 4.2 million restricted common shares to the shareholders of PSP, in exchange for 100% ownership of PSP. In addition, contingent upon performance criteria, the Company will grant to the shareholders of PSP stock purchase options at a nominal price of $0.001 per option. The exact amount of such options to be granted, to a maximum of 18,031,800, will be determined by the level of net income achieved by PSP for the 12-month period ending on August 31, 2002.

If the net income of PSP can achieve the determined level for the 12-month period ending on August 31, 2002, the shareholders of PSP will control approximately 51% of the issued share capital of the Company upon exercising their share purchase options.

The acquisition of PSP will be accounted for as a reverse takeover with PSP being identified as the acquirer.

XNETI will issue 21,360,010 common shares in exchange for the assets and liabilities transferred in from the Company.

PRO FORMA ASSUMPTIONS

The pro forma consolidated financial statements incorporate the following pro forma assumptions:

g. Shareholders of the Company have approved the disposal of its internet access card services and the spin off of remaining business of the Company, except for cash $800,000, to XNETI.

h. The other party has made payment of the balance, $200,000, to the Company for acquiring the internet access card services.

i. The following assets and liabilities, at their net book value, have been transferred from the Company to XNETI:

       Assets
                  Cash and short term deposits                     $ 1,703,780
                  Investments                                            1,318
                  Accounts receivables                                 228,395
                  Other receivables                                      7,283
                  Prepaid expenses                                      88,341
                  Deferred costs                                       488,143
                  Property and equipment                               734,742
       Liabilities
                  Accounts payables and accrued liabilities        $   748,935
                  Unearned revenue                                   1,900,078
                  Capital lease obligation                              92,560

j. XNETI has issued 21,360,010 common shares to the Company for the assets and liabilities transferred and the Company has distributed them to its shareholders as distribution by way of a dividend.

(e) The Company has issued 4.2 million common shares to the shareholders of PSP for acquisition of 100% ownership of PSP.

(f) PSP commenced business operations on February 1, 2001. PSP did not have any transaction from date of inception (September25, 2000) to January 31, 2001.





                                                XIN NET CORP.
                                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                          JUNE 30, 2001 (Unaudited)


                                            ProtectServe
                                          Pacific Limited   Xin Net Corp.          Pro forma     Xin Net Corp.
                                           historical (a)   historical (b)        adjustments      pro forma
                                          ----------------- ---------------      --------------  --------------
ASSETS
Current Assets
  Cash and Short Term Deposits                   $ 164,651      $1,903,780(e,f,j) $(1,103,780)       $ 964,651
  Investments                                            -           1,318    (j)      (1,318)               -
  Accounts Receivables                             335,462         518,411  (g,j)    (518,411)         335,462
  Other Receivables                                      -           7,283    (j)      (7,283)               -
  Prepaid Expenses                                       -          88,341    (j)     (88,341)               -
  Deferred Costs                                         -         488,143    (j)    (488,143)               -
                                          ----------------- ---------------      --------------  --------------
Total Current Assets                               500,113       3,007,276         (2,207,276)       1,300,113
Property and Equipment, Net                        440,467       1,055,513  (g,j)  (1,055,513)         440,467

                                          ----------------- ---------------      --------------  --------------
                                                                                  (3,262,789)
Total Assets                                     $ 940,580      $4,062,789       $(3,262,789)       $1,740,580
                                          ================= ===============      ==============  ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts Payable and Other Accrued
Liabilities                                       $  7,943       $ 748,935    (j)  $ (748,935)         $ 7,943
  Income taxes payable                              22,674               -                   -          22,674
  Unearned Revenue                                       -       2,216,705  (g,j)  (2,216,705)               -
  Security Deposit                                       -         100,000  (e,h)    (100,000)               -
  Capital Lease Obligation, Current
Portion                                                  -          92,560    (j)     (92,560)               -
                                          ----------------- ---------------      --------------  --------------
                                                    30,617       3,158,200         (3,158,200)          30,617
Loan from shareholder                               68,741               -                   -          68,741
Stockholders' Equity
  Common Stock                                       1,282          21,360    (k)        2,918          25,560
  Additional Paid In Capital                       720,902       7,214,045    (k)  (6,438,323)       1,496,624
  Retained earnings (Deficit)                      119,038     (6,178,290)  (i,k)    6,178,290         119,038
  Accumulated Other Comprehensive Income                 -       (152,526)    (k)      152,526               -
                                          ----------------- ---------------      --------------  --------------
Total Stockholders' Equity                         841,222         904,589           (104,589)       1,641,222

                                          ----------------- ---------------      --------------  --------------
Total Liabilities and Stockholders' Equity       $ 940,580      $4,062,789        $(3,262,789)      $1,740,580
                                          ================= ===============      ==============  ==============


                                             XIN NET CORP.
                             PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED JUNE 30, 2001 (Unaudited)

                                          ProtectServe
                                             Pacific
                                             Limited      Xin Net Corp       Pro forma    Xin Net Corp.
                                           historical      historical
                                               (c)             (d)          adjustments     pro forma
                                          --------------  --------------   -------------- ---------------
Revenue
  Domain Name Registration                        $   -      $1,087,878 (k)$ (1,087,878)           $   -

  E-Solutions                                         -         456,120 (k)    (456,120)               -
  Surveillance monitoring and control
systems                                         531,173               -                -         531,173
                                          --------------  --------------   -------------- ---------------
                                                              1,543,998      (1,543,998)         531,173
                                                531,173
Cost of Revenue

  Domain Name Registration                            -         502,355 (k)    (502,355)               -

  E-Solutions                                         -          25,269 (k)     (25,269)               -
  Surveillance monitoring and control
systems                                         163,073               -                -         163,073
                                          --------------  --------------   -------------- ---------------
                                                163,073         527,624        (527,624)         163,073

Gross Profit                                    368,100       1,016,374      (1,016,374)         368,100
Expenses

  Advertising and promotion                           -         238,948 (k)    (238,948)               -
  Amortization                                   36,355          93,972 (k)     (93,972)          36,355

  General and administrative                     41,539         538,844 (k)    (538,844)          41,539

  Salaries, wages and benefits                  148,494         812,363 (k)    (812,363)         148,494

  Telephone and communication                         -         182,557 (k)    (182,557)               -
                                          --------------  --------------   -------------- ---------------
                                                226,388       1,866,684      (1,866,684)         226,388
                                          --------------  --------------   -------------- ---------------


Operating Profit (Loss)                         141,712       (850,310)          850,310         141,712
Other Income

  Interest income                                     -          41,517 (k)     (41,517)               -
                                          --------------  --------------   -------------- ---------------
Operating profit (loss) from Continuing
Operations                                      141,712       (808,793)          808,793         141,712

Provision for income taxes                     (22,674)               -                -        (22,674)
                                          --------------  --------------   -------------- ---------------
Income (Loss) from continuing operations                      (808,793)          808,793         119,038
                                                119,038
Loss from Discontinued Operations -

Internet Access Card services                         -       (442,828) (k)      442,828               -
                                          --------------  --------------   -------------- ---------------
Net Profit (Loss) Available to Common
Stockholders                                  $ 119,038    $(1,251,621)       $1,251,621       $ 119,038
                                          ==============  ==============   ============== ===============

Basic and Diluted Loss from Continuing
Operations per Share                           $  11.90        $ (0.04)                          $  0.00
                                          ==============  ==============                  ===============
Basic and Diluted Weighted Average
Common Shares Outstanding                        10,000      21,360,010                       25,560,010
                                          ==============  ==============                  ===============

                                  XIN NET CORP.
            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                            JUNE 30, 2001 (Unaudited)

(a)      Reflects the historical financial position of PSP as at June 30, 2001.

(b)      Reflects the historical financial position of XNET as at June 30, 2001.

(c) Reflects the historical operating results of PSP for the period from September 25, 2000 to June 30, 2001.

(d) Reflects the historical operating results of the Company for the six months ended June 30, 2001.

The pro forma consolidated financial statements include the following adjustments:

(e) To record the receipt of $400,000 received by XNET from the other party as security deposit.

(f) To record the receipt of the balance of payment, $200,000, received by XNET from the other party.

(g) To record the disposal by XNET of the following assets and liabilities in relation to the internet access card services :

         Assets
                       Property and equipment                      $     320,771
                       Accounts receivable                               290,016

         Liabilities
                       Unearned revenue                            $     316,627

(h) To transfer the security deposit received by XNET for calculation of its gain on disposal of internet access card services.

(i) To record the gain on disposal of the internet access card services by XNET.

(j) To reflect the transfer of the following assets and liabilities, at their net book value, in exchange for common shares of XNETI and the subsequent spin-off of XNETI to shareholders of the Company : -

         Assets
                  Cash and short term deposits                    $  1,703,780
                  Investments                                            1,318
                  Accounts receivables                                 228,395
                  Other receivables                                      7,283
                  Prepaid expenses                                      88,341
                  Deferred costs                                       488,143
                  Property and equipment                               734,742

         Liabilities
                  Accounts payables and accrued liabilities       $    748,935
                  Unearned revenue                                   1,900,078
                  Capital lease obligation                              92,560

(k) To record the issuance of 4.2 million of common shares of the Company to acquire 100% of the outstanding shares of PSP.

-------------------------------------------------------------------------------

                            XIN NET CORP.
             #830-789 W. Pender St, Vancouver, BC, Canada V6C 1H2

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               ANNUAL MEETING OF STOCKHOLDERS, November    , 2001


         The undersigned hereby appoints Marc Hung proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Xin Net Corp. held of record by the undersigned at the Annual Meeting of Stockholders to be held on November , 2001, at 10:00 AM, at #830-789 W. Pender Street, Vancouver, BC Canada V6C 1H2, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of seven (7) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

       Nominees: Marc Hung, Ernest Cheung, Xiao-qing (Angela) Du,
                     Maurice Tsakok, Justin Kwei, Wilson Yim, and Suzanne Yim.

                  [_] FOR:  nominees listed above (except as marked to the con-
                        trary below).


                  [_] WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

---------------------             ---------------------     --------------------

2.  To approve the adoption of the Employee Stock Award Plan of Xin Net Corp.

     [_] FOR           [_] AGAINST               [_] ABSTAIN

3. To ratify the designation of Clancy and Co., PLLC, as independent accountants for the period ending December 31, 2001:

     [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To approve the agreement signed on June 22, 2001 to sell Company ISP assets to Beijing Sino Soft Intel Information Technology Ltd.

     [_] FOR           [_] AGAINST               [_] ABSTAIN

5. To authorize the spin off of shares of Xin Net International Corp., as a distribution by way of a dividend, pro-rata to the shareholders of the Company on the basis of one share of Xin Net International Corp. for each one share of the Company owned as of the record date for this meeting.

       [_] FOR           [_] AGAINST               [_] ABSTAIN


6. To authorize the Board of Directors to change the name of the Company at its discretion.

     [_] FOR           [_] AGAINST               [_] ABSTAIN


7.  To transact such other business as may properly come before the Annual
    Meeting.

     [_] FOR           [_] AGAINST               [_] ABSTAIN


         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

           THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


                                        ----------------------------------------
                                              Signature of Stockholder

                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________ , 2001

                                                     IMPORTANT:  If  shares  are
                                                     jointly owned,  both owners
                                                     should sign.  If signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian  or  other  person
                                                     signing in a representative
                                                     capacity,  please give your
                                                     full  title as  such.  If a
                                                     corporation, please sign in
                                                     full   corporate   name  by
                                                     President      or     other
                                                     authorized  officer.  If  a
                                                     partnership, please sign in
                                                     partnership     name     by
                                                     authorized person.